                                                       Registration No. 33-40823
                                                                        811-6318

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
X

Pre-Effective Amendment No. _______


Post-Effective Amendment No. 33    X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940


Amendment No. 33 X

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of Registrant as Specified in Charter)

222 Delaware Avenue, Wilmington, Delaware 19801
(Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code:
(302) 888-4104

Christina T. Sydor
Consulting Group Capital Markets Funds
666 Fifth Avenue, 6th Floor
New York, New York 10103
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b) of Rule 485

XXX      on December 28, 2001 pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a)(1)

         on (date) pursuant to paragraph (a)(1)

         75 days after filing pursuant to paragraph (a)(2)

         on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.001 per share.

                               Consulting Group
                             Capital Markets Funds

                    Large Capitalization Growth Investments
                 Large Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                 Small Capitalization Value Equity Investments
                       International Equity Investments
                      Emerging Markets Equity Investments
                             Balanced Investments
                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Mortgage Backed Investments
                            High Yield Investments
                     Multi-Sector Fixed Income Investments
                    International Fixed Income Investments
                          Municipal Bond Investments
                         Government Money Investments
                           S&P 500 Index Investments

   Prospectus
   December 28, 2001
                                                            [LOGO OF TRAK]


--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE  VALUE
--------------------------------------------------------------------------------

  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                                    [Graphic]

                             Consulting Group Logo

--------------------------------------------------------------------------------


Table of Contents

                                                  Page
Investments, Risks and Performance                  3
-------------------------------------------------------
   Large Capitalization Growth Investments          4
-------------------------------------------------------
   Large Capitalization Value Equity Investments    6
-------------------------------------------------------
   Small Capitalization Growth Investments          8
-------------------------------------------------------
   Small Capitalization Value Equity Investments   12
-------------------------------------------------------
   International Equity Investments                16
-------------------------------------------------------
   Emerging Markets Equity Investments             18
-------------------------------------------------------
   Balanced Investments                            20
-------------------------------------------------------
   Intermediate Fixed Income Investments           22
-------------------------------------------------------
   Long-Term Bond Investments                      24
-------------------------------------------------------
   Mortgage Backed Investments                     26
-------------------------------------------------------
   High Yield Investments                          28
-------------------------------------------------------
   Multi-Sector Fixed Income Investments           30
-------------------------------------------------------
   International Fixed Income Investments          34
-------------------------------------------------------
   Municipal Bond Investments                      36
-------------------------------------------------------
   Government Money Investments                    38
-------------------------------------------------------
   S&P 500 Index Investments                       40
-------------------------------------------------------

More on the Portfolios' Investments                44
-------------------------------------------------------

The Manager                                        48
-------------------------------------------------------
Asset Allocation Programs                          55
-------------------------------------------------------
Investment and Account Information                 56
-------------------------------------------------------
   Account transactions                            56
-------------------------------------------------------
   Valuation of shares                             57
-------------------------------------------------------
   Dividends and distributions                     57
-------------------------------------------------------
   Taxes                                           57
-------------------------------------------------------
Financial Highlights                               59
-------------------------------------------------------
Appendix A                                        A-1
-------------------------------------------------------
Appendix B                                        B-1
-------------------------------------------------------

"S&P 500(R)" is a trademark of The McGraw Hill Companies, Inc. and has been licensed for use by Smith Barney Fund Management LLC. The S&P 500 Index Investments are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Index Investments or any member of the public regarding the advisability of investing in securities generally of in the S&P 500 Index Investments.

1 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

2 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Investments, Risks and Performance

About the portfolios

The manager selects and oversees professional money managers who are responsible for investing the assets of the portfolios comprising the Consulting Group Capital Markets Funds (each a "Portfolio").

You should know:

 . You could lose money on your investment in a Portfolio, or the Portfolio may not perform as well as other investments

 . An investment in any of the Portfolios is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The Portfolios invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each Portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular Portfolio. These unique risks are described in the Portfolio summaries beginning on the next page.

Fixed Income Securities:

 .  When interest rates go up, prices of fixed income securities go down

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

Equity Securities:

 .  Stock prices may decline generally

 . If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer's security may be depressed

3 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in the common stocks of companies with favorable growth prospects and total market capitalizations of $1 billion or more at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Barclays Global Fund Advisors ("Barclays") is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the composition and weighting of the securities that make up the Russell 1000 Growth Index. The Portfolio's performance does not mirror that of the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the Portfolio's expenses. Although the subadvisor also seeks to match the performance of the index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. The Portfolio may also outperform the index at certain times. The percentage of the Portfolio's assets allocated to Barclays is 30%-40%.

TCW Investment Management Company ("TCW") seeks to maximize total return with an emphasis on capital appreciation. The subadvisor utilizes a multi-factor investment strategy that focuses primarily on superior business practices, long-term trend analyses and valuations. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over competitors. The subadvisor generally sells a security when a stock price reflects full value as calculated by the subadvisor's proprietary model or when a security fails to meet operational expectations. The percentage of the Portfolio's assets allocated to TCW is 30%-40%.

Turner Investment Partners, Inc. ("Turner") employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, the subadvisor utilizes (i) a proprietary computer model, used to screen candidates for investment according to numerous earnings-growth and valuation factors;
(ii) fundamental analysis, used to ascertain if the companies followed will exceed, meet or fall short of consensus earnings expectations; (iii) technical analysis, used to evaluate trends in trading volume and prices of individual stocks. A stock becomes a sell candidate if the subadvisor detects deterioration in the company's earnings growth potential. The percentage of the Portfolio's assets allocated to Turner is 30%-40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 .  Large cap or growth stocks may fall out of favor with investors

 .  A share price that is generally more volatile than that of Large
   Capitalization Value Equity Investments because of the Portfolio's focus on growth stocks

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

----------------------------------------------------------------

                             One     Five    Life of  Inception
                             year    years  Portfolio   Date
----------------------------------------------------------------
Portfolio (without advisory
 program fee)*              (22.02)% 17.37%   15.07%  11/18/91
Russell 1000 Growth Index   (22.42)% 18.15%   16.18%     **
Lipper Large Cap Growth
 Funds Average              (15.10)% 17.93%   15.85%     **
----------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

4 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                            Large Capitalization Growth Investmentse, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

                     ---------------------------------------

                                  Total
                                  return     Quarter/Year
                     ---------------------------------------
                     Best          26.04%          4th/1998
                     Worst        (21.88)%         4th/2000
                     --------------------------------------
                     Year-to-date (33.53)% through 3rd/2001
                     --------------------------------------


                                  BENCHMARKS

 The Portfolio's benchmark is the Russell 1000 Growth Index. The index is comprised of those Russell 1000 securities with greater-than-average growth orientation. The Russell 1000 Index is composed of the 1000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Large-Cap Growth Funds Average. Lipper Large-Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                           None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from portfolio
  assets)
 Management fees and Administration fees   0.65%
 Other expenses                            0.12%
                                           ----
Total annual Portfolio operating expenses  0.77%
                                           ====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $230    $709   $1,215   $2,605

5 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Large Capitalization Value Equity Investments

Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio invests primarily in common stock of companies with total market capitalizations of $1 billion or more at the time of purchase. The majority of the Portfolio's investments are expected to pay regular dividends.

How the subadvisors select the Portfolio's investments

The manager has selected five subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

The Boston Company Asset Management L.L.C. ("TBCAM") seeks total return by investing in portfolios of highly liquid common stocks that in its opinion have above average appreciation potential. The subadvisor employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum. Those stocks ranking highest through quantitative analysis are then evaluated using qualitative fundamental analysis to verify the quantitative scores and to make recommendations for investment. The subadvisor assesses a company's value by looking at traditional measures such as its price-to-earnings and price-to-book ratios, as well as extensive balance sheet analysis, including the company's break-up worth. The firm looks for momentum in a company's rising expectations about earnings or sales, or through a return to financial health following management changes or restructuring. The percentage of the Portfolio's assets allocated to TBCAM is 20-30%.

Chartwell Investment Partners ("Chartwell") employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price to sales, price to earnings, price to cash flow and price to book ratios, along with a preference for premium yielding issues. Specific price targets are established for each stock selected for the Portfolio. The subadvisor then shifts its focus to identifying those companies with evidence of a major catalyst for change. Stocks are evaluated through such factors as management/board changes, the extent to which performance incentives are in place, the degree of insider ownership, positive restructuring and acquisition opportunities. The percentage of the Portfolio's assets allocated to Chartwell is 20-30%.

Parametric Portfolio Associates ("Parametric") seeks to track the performance of the Russell 1000 Value Index. The subadvisor uses a quantitative process to identify stocks which the firm believes are underpriced relative to their underlying value. The subadvisor then looks for companies from that list with rising earnings expectations, reasonable valuations and positive market momentum through an analysis of the company's fundamentals, including factors such as revenues, cash flow, earnings and analyst ratings. The subadvisor designs the portfolio to have a risk profile similar to that of the Russell 1000 Value Index. The percentage of the Portfolio's assets allocated to Parametric is 10%.

Barclays Global Fund Advisors ("Barclays") is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the composition and weighting of the securities that make up the Russell 1000 Value Index. The Portfolio's performance does not mirror that of the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the Portfolio's expenses. Although the subadvisor also seeks to match the performance of the index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. The Portfolio may also outperform the index at certain times. The percentage of the Portfolio's assets allocated to Barclays is 0-10%.

Alliance Capital Management L.P. ("Alliance") employs a dividend-discount model to determine the attractiveness of a company by comparing the present value of its projected cash flows to the current price of its stock, using this data to rank the Portfolio's universe of stock on the basis of long-term expected return. The subadvisor then buys stocks in the top two quintiles of the ranking and sells those falling below the middle. The subadvisor also utilizes a proprietary multi-factor risk model to help assess how much diversification or concentration a security adds relative to the Portfolio's benchmark. The percentage of the Portfolio's assets allocated to Alliance is 20%-30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 .  Large cap or value stocks may fall out of favor with investors

 . The Portfolio can invest in issuers with a broad range of market capitalizations. To the extent the Portfolio invests in companies at the lower end of such range, the Portfolio's investments may be more volatile and less liquid than other large cap funds

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

6 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Large Capitalization Value Equity Investments, continued




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-----------------------------------------------------------------------

                                     One    Five    Life of  Inception
                                     year   years  Portfolio   Date
-----------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                5.56% 14.83%   13.17%  11/18/91
Russell 1000 Value Index              7.01% 16.91%   16.94%     **
Lipper Multi-Cap Value Funds Average 10.55% 14.95%   15.51%     **
----------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-----------------------------------------------------------------------
                                              Total
                                              return    Quarter/Year
-----------------------------------------------------------------------
Best                                          16.84 %         4th/1998
Worst                                        (14.09)%         3rd/1998
----------------------------------------------------------------------
Year-to-date                                  12.48 % through 3rd/2001
----------------------------------------------------------------------


                                   BENCHMARKS

 The Portfolio's benchmark is the Russell 1000 Value Index. The index represents the stocks in the Russell 1000 Index with less than average growth orientation. The Russell 1000 Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Multi-Cap Value Funds Average. It is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.65%
  Other expenses                                                  0.13%
                                                                  -----
Total annual Portfolio operating expenses                         0.78%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual cost may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $231    $712   $1,220   $2,615

7 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stock of small capitalization "growth" companies. The Portfolio considers small cap companies to have total market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Growth Index. As of June 30, 2001, that maximum market capitalization was $1.8 billion. A portion of the Portfolio's assets will be invested in common stocks of companies with market capitalizations at the lower range of the Russell 2000 Growth Index.

How the subadvisors select the Portfolio's investments

The manager has selected five subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Mellon Capital Management Corporation ("Mellon") is a passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Growth Index. It minimizes performance differences from the index through systematic quantitative methods. The percentage of the Portfolio's assets allocated to Mellon is 0%-10%.

Wall Street Associates ("Wall Street") is an active manager and follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Portfolio's assets allocated to Wall Street is 20-30%.

Westpeak Global Advisors, L.P. ("Westpeak") is an active manager and employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earnings surprises and revisions. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced. The percentage of the Portfolio's assets allocated to Westpeak is 20-30%.

Kern Capital Management LLC ("Kern") is an active manager. Its investment style focuses fundamental research on uncovering innovative small-cap companies early in their growth cycle. The firm's bottom-up investment process, which targets the four most innovative sectors (technology, healthcare, consumer and services) involves (i) detailed financial analysis, (ii) in-depth meetings with corporate management, (iii) discussions with brokerage firm and industry analysts and (iv) competitive analysis for discovering attractively priced small-cap growth companies. The percentage of the Portfolio's assets allocated to Kern is 20-30%.

Westfield Capital Management Co., Inc. ("Westfield") uses an active management style and favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The subadvisor believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research. The subadvisor believes that the small cap portion of the market is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by the subadvisor or as evidenced by declining earnings growth rates and balance sheet trends. The percentage of the Portfolio's assets allocated to Westfield is 20-30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 . Growth stocks or small capitalization stocks may fall out of favor with investors

 . Recession or adverse economic trends may have a greater adverse affect on the earnings or financial condition of smaller companies than on larger ones

 . Greater volatility of share price because of the focus on small cap companies. Compared to large cap companies, small cap companies or the market for their equity securities are more likely to:

 . Be more sensitive to changes in earnings results and investor expectations

 . Have more limited product lines, capital resources and management depth

 . Experience sharper swings in market values

 . Be harder to sell at the times and prices the subadvisor believes appropriate

 . Offer greater potential for gain and loss

8 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Small Capitalization Growth Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table also shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

 ------------------------------------------------------------------------------

                                            One     Five    Life of  Inception
                                            year    years  Portfolio   Date
 ------------------------------------------------------------------------------
 Portfolio (without advisory program fee)* (15.63)% 11.07%   16.36%  11/18/91
 Russell 2000 Growth Index                 (22.43)%  7.14%   10.20%     **
 Lipper Small-Cap Growth Funds Average      (5.65)% 14.80%   15.28%     **
 -----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

 -------------------------------------------------------------------------------

                                                     Total
                                                     return      Quarter/Year
 -------------------------------------------------------------------------------
 Best                                                  36.13 %         4th/1999
 Worst                                               (23.81)%          3rd/1998
 ------------------------------------------------------------------------------
 Year-to-date                                        (30.80)%  through 3rd/2001
 ------------------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is the Russell 2000 Growth Index. This index represents stocks in the Russell 2000 Index with better than average growth orientation. The Russell 2000 Index includes the smallest 2000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Small Cap Growth Funds Average. Lipper Small Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon the expenses of the Portfolio's latest fiscal year.

  Shareholder fees                                                        None
  (fees paid directly from your investment)

  Maximum annual TRAK(R) fee                                             1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from Portfolio assets)
    Management fees and Administration fees                              0.87%
    Other expenses                                                       0.19%
                                                                         -----
  Total annual Portfolio operating expenses                              1.06%
                                                                         =====

9 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Small Capitalization Growth Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $259    $796   $1,360   $2,895

10 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

11 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Small Capitalization Value Equity Investments


Investment objective

Above average capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stocks of small capitalization "value" companies. The active subadvisors primarily invest the Portfolio's assets in the common stocks of companies with total market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Value Index. As of June 30, 2001, that maximum market capitalization was $1.8 billion. The Portfolio may also invest a portion of its assets in common stocks of companies with total market capitalization of $550 million or less at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Mellon Capital Management Corporation ("Mellon") is a passive, index based manager that seeks to fully replicate the performance of the Russell 2000 Value Index. It minimizes performance differences from the index through systematic quantitative methods. The percentage of the Portfolio's assets allocated to Mellon is 0%-10%.

NFJ Investment Group ("NFJ") uses an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. The subadvisor also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment. The percentage of the Portfolio's assets allocated to NFJ is 25%-35%.

Rutabaga Capital Management LLC ("Rutabaga") uses an active management style and focuses exclusively on micro and small cap stocks and looks to unearth uncommon or currently unfavored stocks. The subadvisor's analysts employ extensive "bottom-up" fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value, but that are neglected or misperceived by the market. All candidates are subject to careful group consideration, with the final decisions being made by the portfolio manager. This process focuses on clearly identifying the catalysts that should generate accelerating earnings growth and thereby drive future stock performance. The subadvisor also attempts to mitigate downside risk by buying stocks in companies with leading market positions, but with low valuations and low investor expectations. The percentage of the Portfolio's assets allocated to Rutabaga is 25%-35%.

Furman Selz Capital Management LLC ("Furman Selz") uses an active management style that selects stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate. The percentage of the Portfolio's assets allocated to Furman Selz is 25%-35%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 .  Value stocks or small capitalization stocks fall out of favor with investors

 . Greater volatility of share price because of the focus on small cap companies. Compared to large companies, small cap companies or the market for their equity securities are more likely to:

 .  Be more sensitive to changes in earnings results and investor expectations

 .  Have more limited product lines, capital resources and management depth

 .  Experience sharper swings in market values

 .  Be harder to sell at the times and prices the subadvisors believe appropriate

 .  Offer greater potential for gain and loss

The bar chart and tables on the next page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table also shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

12 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Small Capitalization Value Equity Investments, continued



                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

--------------------------------------------------------------------------

                                        One    Five    Life of  Inception
                                        year   years  Portfolio   Date
--------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  15.65% 11.46%   10.21%  11/18/91
Russell 2000 Value Index                22.83% 12.60%   15.88%     **
Lipper Small-Cap Value Funds Average    19.97% 12.93%   13.62%     **
-------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-------------------------------------------------------------------------

                                               Total
Year                                           Return     Quarter/Year
-------------------------------------------------------------------------
Best                                            17.74 %         4th/1992
Worst                                          (18.18)%         3rd/1998
------------------------------------------------------------------------
Year-to-date                                     1.08 % through 3rd/2001
------------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is the Russell 2000 Value Index. The index represents stocks in the Russell 2000 Index with less than average growth orientation. The Russell 2000 Index is comprised of the smallest 2000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Small-Cap Value Funds Average. It is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.78%
  Other expenses                                                  0.16%
                                                                  -----
Total annual Portfolio operating expenses                         0.94%
                                                                  =====

13 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Small Capitalization Value Equity Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions.

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $247    $761   $1,301   $2,776

14 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

15 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of companies located outside the U.S. The Portfolio focuses on companies located in developed markets, but may also invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

SSgA Funds Management, Inc. ("SSGA") uses a quantitative process to construct a portfolio that fully replicates the performance of the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. The EAFE Index consists of securities of companies located in 20 countries outside of North America and represents approximately 60% of the total market value of all publicly traded stocks in these countries. The percentage of the Portfolio's assets allocated to SSGA is 0%-10%.

Oechsle International Advisors, LLC ("Oechsle") first seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis. The percentage of the Portfolio's assets allocated to Oechsle is 20%-30%.

Deutsche Asset Management, Inc. ("DAMI") uses an active management style to select stocks on a bottom-up basis within a country and sector allocation framework, utilizing fundamental research in order to identify stocks that may be purchased at a reasonable price in relation to their earnings growth rate. DAMI will also manage risk utilizing a dedicated risk management program, including a currency risk manager. The percentage of the Portfolio's assets allocated to DAMI is 20%-30%.

Brandywine Asset Management, Inc. ("Brandywine") adheres to a strictly bottom-up stock selection process. Quantitative screens reduce the universe of securities to those which meet Brandywine's definition of value, and in-depth fundamental analysis cuts the universe to those stocks with the characteristics necessary to return to normal valuation. Brandywine then selects the most attractive stocks on a relative basis from 12-15 countries. The percentage of the Portfolio's assets allocated to Brandywine is 20%-30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. The principal risks associated with investing in equity securities are described on page 3.

Your investment is also subject to the unique risks of investing in foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 .  Many foreign markets are smaller, less-liquid and more volatile than U.S.
   markets. In a changing market, the subadvisors may not be able to sell the Portfolio's securities in amounts and at prices they consider reasonable

 .  The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests

16 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                    International Equity Investments, continued




The bar chart and tables shown below indicate the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

----------------------------------------------------------------------

                                     One    Five   Life of  Inception
                                     year   years Portfolio   Date
----------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                     (17.18)% 8.90%   9.12%   11/18/91
EAFE Index                         (14.17)% 7.13%  10.44%      **
Lipper International Funds Average (15.24)% 9.41%  10.08%      **
---------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-----------------------------------------

                Total
                return    Quarter/Year
-----------------------------------------
Best            28.41 %         4th/1999
Worst          (13.97)%         3rd/1998
----------------------------------------
Year-to-date   (30.19)% through 3rd/2001
----------------------------------------

                                   BENCHMARKS

 The Portfolio's benchmark is the Morgan Stanley Capital International EAFE--Capitalization Weighted Index. The index is a composite portfolio of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper International Funds Average. It is an average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                            None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio
  assets)
 Management fees and Administration fees   0.80%
 Other expenses                            0.23%
                                           -----
Total annual Portfolio operating expenses  1.03%
                                           =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $256    $788   $1,345   $2,866

17 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Emerging Markets Equity Investments


Investment objective.

Long-term capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of issuers located in countries with emerging markets. The Portfolio considers an emerging market country to be one having per capita income in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (The World Bank). To diversify its investments, the Portfolio invests primarily in securities of issuers located in at least three foreign countries. The Portfolio may also invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

F & C Emerging Markets Ltd. ("F & C") is an active manager. Its style combines a rigorous "top-down" macroeconomic approach to country allocation with fundamental, "bottom-up" stock selection. Investment decisions are founded on the primary research undertaken by the team of investment managers. Risk is controlled through a core/satellite approach to country allocation and a focus on quality companies that must pass rigorous selection criteria. Country allocation decisions are made within a disciplined framework and revolve around analysis of key political and macro-economic variables. The percentage of the Portfolio's assets allocated to F & C is 50%.

SSgA Funds Management, Inc. ("SSGA") uses quantitative analysis to identify countries and stocks which are under-valued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix. The percentage of the Portfolio's assets allocated to SSGA is 50%.

Principal risks of investing in the Portfolio

Because the Portfolio invests primarily in equity securities, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced because the Portfolio invests in countries with emerging markets. The market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. These risks include:

 . Less information about emerging market issuers or markets may be available because of less rigorous disclosure or accounting standards or regulatory practices

 . Most emerging markets are smaller, less liquid and more volatile than developed markets. In a changing market, the subadvisors may not be able to sell portfolio securities in amounts and at prices they consider reasonable

 . Economic, political or social instability in an emerging market country or region may significantly disrupt the principal financial market

 . The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession

 . Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

 . The Portfolio could experience a loss from settlement and custody practices in some emerging markets

 .  Withholding and other foreign taxes may decrease the Portfolio's return

18 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                 Emerging Markets Equity Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on April 21, 1994. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-----------------------------------------------------------------------------

                                         One     Five     Life of  Inception
                                         year    years   Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  (32.46)% (4.32)%   (3.37)%  4/21/94
Morgan Stanley Emerging Markets Free
 Index                                  (30.61)% (4.17)%   (2.79)%    **
Lipper Emerging Markets Funds Average   (30.45)% (1.87)%   (3.03)%    **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 4/30/94.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------

             Total
             return     Quarter/Year
---------------------------------------
Best          30.40 %         4th/1999
Worst        (23.67)%         3rd/1998
--------------------------------------
Year-to-date (23.32)% through 3rd/2001
--------------------------------------


                                  BENCHMARKS

 The Portfolio's benchmark is the Morgan Stanley Emerging Markets Free Index. The index is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Emerging Markets Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                            None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio
  assets)
 Management fees and Administration fees   1.10%
 Other expenses                            0.59%
                                           -----
Total annual Portfolio operating expenses  1.69%
                                           =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $322    $983   $1,669   $3,494

19 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Balanced Investments


Investment objective

Total return through a combination of current income and capital appreciation.

Principal investment strategies

The Portfolio balances its investments across both common stocks and investment grade fixed income securities issued by corporate and governmental issuers. The Portfolio intends to maintain at least a quarter of its assets in fixed-income senior securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent their value is attributable to their fixed income characteristics.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio, an equity subadvisor and a fixed income subadvisor.

Laurel Capital Advisors ("Laurel") manages the equity portion of the Portfolio's assets. In selecting stocks for investment, it focuses on common stocks of companies which it believes are undervalued and which exhibit improving earnings momentum, while maintaining sector weightings similar to the S&P 500 Index. The percentage of the Portfolio's assets allocated to Laurel is 60%.

Seix Investment Advisors ("Seix") manages the fixed income portion of the Portfolio's assets. The subadvisor combines traditional credit research with proprietary analysis that seeks to identify mispriced or undervalued fixed-income securities such as U.S. government securities and corporate bonds. It emphasizes those securities that have a potential for higher income while maintaining a duration that is approximately equal to the Lehman Brothers Aggregate Bond Index. The percentage of the Portfolio's assets allocated to Seix is 40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in equity securities and of investing in fixed income securities generally. These risks are described on page 3. The market prices of common stocks are generally more volatile than fixed income investments. As a balanced investment, the Portfolio's net asset value may be less volatile than other equity oriented portfolios. However, since the Portfolio invests a significant portion of its assets in fixed income securities, it has less potential for capital appreciation.

The market value of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on February 16, 1993. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark indices and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

---------------------------------------------------------------------------

                                         One    Five    Life of  Inception
                                         year   years  Portfolio   Date
---------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                   0.14 % 10.52%   10.69%   2/16/93
Lehman Aggregate Bond Index             11.63 %  6.46%    7.32%     **
S&P 500                                 (9.10)% 18.33%   17.26%     **
Lipper Balanced Funds Average            1.61 % 11.56%   11.07%     **
--------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 2/28/93.

20 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Balanced Investments, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

----------------------------------------------------------------------

                                             Total
                                             return    Quarter/Year
----------------------------------------------------------------------
Best                                         11.66 %         2nd/1997
Worst                                        (8.06)%         3rd/1998
---------------------------------------------------------------------
Year-to-date                                 (9.58)% through 3rd/2001
---------------------------------------------------------------------


                                   BENCHMARKS

 The Portfolio's benchmarks are Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 is an index of 500 of the largest stocks in the U.S. The Lehman Index is a composite of the Lehman Government/Credit Bond and Lehman Mortgage Backed indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities. Unlike the Portfolio, the benchmarks are unmanaged and do not include any expenses. In addition, the Portfolio compares its performance with the Lipper Balanced Funds Average. It is an average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.



 The Consulting Group has designed this Portfolio for investors who participate in the TRAK(R) Advisory Service through employee benefit plans which do not make the full range of Capital Markets Funds offered through this prospectus available to participants. The Consulting Group will not recommend this Portfolio to investors in advisory programs which make all of the Capital Markets Funds available.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                      0.78%
  Other expenses                                               0.55%
                                                             -------
Total annual Portfolio operating expenses                      1.33%
Management and Administration fee waivers*                   (0.33)%
                                                             -------
Net annual portfolio expenses                                  1.00%
                                                             =======

* Management has agreed to waive a portion of management and administration fees. The manager may change or eliminate the management and/or administration fee waivers at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $286    $877   $1,494   $3,157

21 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Intermediate Fixed Income Investments

Investment objective

Current income and reasonable stability of principal.

Principal investment strategies

The Portfolio invests primarily in fixed income securities and instruments issued by governmental and corporate issuers. These securities include mortgage-related and asset-backed securities, although the Portfolio will not invest more than 5% of its assets at the time of purchase in asset-backed securities.

Credit quality. The Portfolio invests exclusively in securities rated investment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor.

Maturity. The Portfolio's average maturity ranges from three to ten years. Average maturity is a weighted average of the stated maturities of the debt securities the Portfolio owns. Individual investments may be of any maturity.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Pacific Investment Management Company LLC ("PIMCO") employs top-down and bottom-up investment techniques. It implements the following "top-down" strategies: duration and volatility analyses, sector evaluation and yield curve shape analysis. The subadvisor also employs the following "bottom-up" strategies: credit analysis, quantitative research, issue selection and cost-effective trading. The percentage of the Portfolio's assets allocated to PIMCO is 40%.

Metropolitan West Asset Management, LLC ("MWAM") seeks to consistently outperform the benchmark while maintaining below average volatility. The subadvisor believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strategies. The percentage of the Portfolio's assets allocated to MWAM is 20%.

BlackRock Financial Management, Inc. ("BlackRock") employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. The subadvisor evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Portfolio's assets allocated to BlackRock is 40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 .  Greater sensitivity to rising interest rates than Government Money
   Investments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities

 . Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having imbedded leverage or unusual interest rate reset terms

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper Investor Services peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

22 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Intermediate Fixed Income Investments, continued




AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2000)

--------------------------------------------------------------------

                                   One    Five   Life of  Inception
                                   year   years Portfolio   Date
--------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                      9.69% 5.46%   6.26%   11/18/91
Lehman Brothers Intermediate Gov/
 Credit Bond Index                 10.12% 6.11%   6.80%      **
Lipper Intermediate Investment
 Grade Debt Funds Average           9.95% 5.58%   6.91%      **
--------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

----------------------------------------------------------------------

                                             Total
                                             return    Quarter/Year
----------------------------------------------------------------------
Best                                          5.08 %         1st/1993
Worst                                        (2.30)%         1st/1994
----------------------------------------------------------------------
Year-to-date                                  8.96 % through 3rd/2001
----------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is the Lehman Brothers Intermediate Government/Credit Bond Index. The index is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in corporate investment grade debt issues rated in the top four grades by a nationally recognized rating organization with dollar-weighted average maturities of five to ten years.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                              None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                   1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                    0.62%
  Other expenses                                             0.17%
                                                             -----
Total annual Portfolio operating expenses                    0.79%
                                                             =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $232    $715   $1,225   $2,626

23 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Long-Term Bond Investments

Investment objective

Total return consisting of current income and appreciation of capital through investments in fixed income securities without regard to remaining maturity.

Principal investment strategies

The Portfolio invests primarily in fixed income securities issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-related and asset-backed securities. The Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.

Credit quality. The Portfolio invests exclusively in securities rated investment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor, Western Asset Management Company.

Maturity. The Portfolio's average maturity is at least 10 years. Average maturity is a weighted average of the stated maturity of debt securities the Portfolio owns. Individual investments may be of any maturity.

How the subadvisor selects the Portfolio's investments

Western Asset Management Company emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed-income market--government, corporate and mortgage and asset-backed--depending upon its forecast of relative values.

 . Tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect the subadvisor's long-term outlook for interest rates.

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 .  Greater sensitivity to rising interest rates than Intermediate Fixed Income
   Investments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-------------------------------------------------------------------------

                                         One   Five   Life of  Inception
                                         year  years Portfolio   Date
-------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  16.01% 6.21%   6.72%   11/18/91
Lehman Brothers Long Term Gov/Credit
 Bond Index                             16.16% 6.57%   9.10%      **
Lipper Corporate Debt Funds A Rated
 Average                                 9.89% 5.22%   6.96%      **
-------------------------------------------------------------------------

 *The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-------------------------------------------------------------------------

                                                Total
                                                return    Quarter/Year
-------------------------------------------------------------------------
Best                                             6.76 %         3rd/1998
Worst                                           (3.95)%         1st/1999
-------------------------------------------------------------------------
Year-to-date                                     5.92 % through 3rd/2001
------------------------------------------------------------------------

24 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                          Long-Term Bond Investments, continued





                                  BENCHMARKS

 The Portfolio's benchmark is the Lehman Brothers Long Term Government/Credit Bond Index. The index is composed of all bonds covered by the Lehman Brothers Government/Credit Bond Index with maturities of 10 years or longer. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Corporate Debt Funds A Rated Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better by a nationally recognized rating organization or government issues.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.60%
  Other expenses                                                  0.42%
                                                                  -----
Total annual Portfolio operating expenses                         1.02%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $255    $785   $1,340   $2,856

25 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Mortgage Backed Investments

Investment objective

High current income and secondarily capital appreciation, each to the extent consistent with the protection of capital.

Principal investment strategies

The Portfolio invests primarily in mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations, and private issuers. The Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.

The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities (SMBS) and collateralized mortgage obligations (CMOs). SMBS represent the right to receive either principal or interest payments on U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to enhance current income, the Portfolio may enter into mortgage dollar roll transactions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

How the subadvisor selects the Portfolio's investments

Utendahl Capital Management CFI uses a quantitative computer-modeled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market.

The subadvisor generally maintains the Portfolio's average duration within a narrow band around the duration of the entire mortgage-backed securities market. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The subadvisor normally focuses the Portfolio's holdings on mortgage related securities issued by U.S. government agencies and government related organizations.

Credit quality. The Portfolio generally invests in securities rated no lower than "A" at the time of purchase by a nationally recognized rating agency or, if unrated, of equivalent quality as determined by the subadvisor. However, up to 20% of the Portfolio's assets may be invested in securities rated as low as "B" by a nationally recognized rating organization or, if unrated, of equivalent quality as determined by the subadvisor, upon the concurrence of the manager.

Principal risks of investing in the Portfolio

Because mortgage-related securities are a type of fixed income security, your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the specific risks of investing primarily in mortgage-related securities. Mortgage-related securities generally represent direct or indirect interests in the principal and interest payments on individual pools of mortgage loans. The mortgage loans typically allow the mortgagor (i.e., the homeowner) to prepay principal on their mortgages whenever they choose. For this reason, your investment is also subject to:

 . Increased prepayment and extension risk which increases price and yield volatility

 . Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having imbedded leverage or unusual interest rate reset terms

 . To the extent the Portfolio enters into mortgage dollar roll transactions, the risk that the securities the Portfolio has agreed to repurchase will be worth less on the repurchase date than the repurchase price because of changes in interest rates and market conditions

Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by the U.S. government. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

26 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                         Mortgage Backed Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-------------------------------------------------------------------------

                                        One    Five   Life of  Inception
                                        year   years Portfolio   Date
-------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  10.85% 6.36%   6.54%   11/18/91
Lehman Mortgage Backed Index            11.16% 6.91%   7.14%      **
Lipper U.S. Mortgage Funds Average      10.49% 5.91%   6.51%      **
-------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                               4.95 %         2nd/1995
Worst                                             (2.16)%         1st/1994
---------------------------------------------------------------------------
Year-to-date                                       8.03 % through 3rd/2001
---------------------------------------------------------------------------



                                  BENCHMARKS

 The Portfolio's primary benchmark is Lehman Brothers Mortgage Backed Securities Index. The index contains most fixed rate securities issued and backed by mortgage pools of federal agencies or government related organizations. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper U.S. Mortgage Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                  None
(fees paid directly from your investment)
Maximum annual TRAK(R) fee                                       1.50%
Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                        0.70%
  Other expenses                                                 0.25%
                                                               -------
Total annual Portfolio operating expenses                        0.95%
Management and Administration Fee waivers*                     (0.15)%
                                                               -------
Net annual Portfolio operating expenses                          0.80%
                                                               =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual portfolio operating expenses to 0.80% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $248    $764   $1,306   $2,786

27 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


High Yield Investments

Investment objective

A high level of current income by investing primarily in below investment grade debt securities.

Principal investment strategies

The Portfolio invests primarily in fixed income securities of corporate issuers located in the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developed foreign countries. The Portfolio may also invest up to 10% of its assets in equity and equity-related securities, including convertible securities, preferred stock, warrants and rights.

Credit quality. The Portfolio invests primarily in fixed-income securities rated below investment grade by one or more nationally recognized rating organizations, or, if unrated, of equivalent quality as determined by the subadvisors. Securities rated below investment grade are commonly known as "junk bonds."

Duration. The Portfolio's average duration ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Alliance Capital Management L.P. ("Alliance") uses a value-driven, research-intensive strategy. The subadvisor emphasizes companies in which credit quality trends are stable or improving. The investment process begins with an understanding of the macroeconomic and monetary environment, and includes an extensive analysis of the issuer, business conditions and market technicals. The subadvisor seeks to reduce volatility in the Portfolio by employing prudent industry and issuer diversification. Cash paying securities of large capitalization issuers with fundamentally strong businesses are emphasized.

The percentage of the Portfolio's assets allocated to Alliance is 50%.

Western Asset Management Company ("Western") uses multiple strategies to minimize risk and maximize return through diversification among industry, quality and security sectors. The subadvisor's investment process is a team approach using a combination of bottom-up research to identify attractive industries, analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook focusing on analysis of the economic cycle, money and credit trends, fiscal policy, international influences, technical market conditions and market psychology. The subadvisor's goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Portfolio's assets allocated to Western is 50%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. However, these risks, which are described on page 3, are significantly greater for the Portfolio because of its focus on non-investment grade fixed income securities.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Portfolio is subject to the following specific risks:

 .  Increased price sensitivity to changing interest rates

 .  Greater risk of loss because of default or declining credit quality

 . Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

 . A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The market value of foreign securities may decline because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

28 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                              High Yield Investments, continued



The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on July 13, 1998. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                        Calendar year ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

--------------------------------------------------------------

                            One     Five   Life of  Inception
                            year    years Portfolio   Date
--------------------------------------------------------------
Portfolio (without advisory
 program fee)*              (6.75)%  n/a    (4.90)%  7/13/98
CS First Boston Global High
 Yield Index                (5.21)%  n/a    (2.63)%    **
Lipper High Yield Taxable
 Funds Average              (7.67)%  n/a    (3.92)%    **
--------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 7/31/98.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                               2.11 %         2nd/1999
Worst                                             (6.03)%         4th/1999
---------------------------------------------------------------------------
Year-to-date                                      (3.89)% through 3rd/2001
---------------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is CS First Boston Global High Yield Index, a broad-based market measure of high yield bonds, commonly known as "junk bonds". The index is designed to mirror the investible universe of the dollar-denominated high yield debt market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance to the Lipper High Yield Taxable Funds Average. It is an average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administrative fees                         0.90%
  Other expenses                                                  0.22%
                                                                  -----
Total annual Portfolio operating expenses                         1.12%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You redeem at the end of each period;

 .  You reinvest all dividends and distributions;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                       After 1  After 3 After 5 After 10
                        year     years   years   years
                       $265      $814   $1,390   $2,954

29 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Multi-Sector Fixed Income Investments

Investment objective

Total return consisting of capital appreciation and income.

Principal investment strategies

The Portfolio invests primarily in U.S. Government fixed income securities, investment grade corporate debt securities, mortgage-related, asset-backed and high yield securities.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor's investment approach is described below.

Metropolitan West Asset Management, LLC ("MWAM") seeks to consistently outperform the benchmark while maintaining below average volatility. The subadvisor believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strategies. The percentage of the Portfolio's assets allocated to MWAM is 60%.

Western Asset Management Company ("Western") focuses on investment grade long-term fixed income securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. It emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed income market (government, corporate and mortgage and asset-backed) depending on its forecast of relative values

 . Tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

The percentage of the Portfolio's assets allocated to Western is 20%.

Utendahl Capital Management CFI ("Utendahl") focuses on mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. government agencies, government-related organizations and private issuers. The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities ("SMBS") and collaterized mortgage obligations ("CMOs"). SMBS represent the right to receive either principal or interest payments of U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to enhance current income, the Portfolio may enter into mortgage dollar roll transactions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

The subadvisor uses a quantitative computer-modeled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The subadvisor generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government related organizations. The percentage of the Portfolio's assets allocated to Utendahl is 20%.

Credit Quality. The intermediate maturity, long-term maturity and mortgage-related portions of the Portfolio are invested primarily in securities rated investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadvisor. The high yield portion of the Portfolio will primarily be invested in fixed income securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor. Securities rated below investment grade are commonly known as "junk bonds."

Duration and Maturity. The Portfolio's average duration is normally within one year of the duration of the Lehman Brothers Aggregate Bond Index. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

30 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Multi-Sector Fixed Income Investments, continued




Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in the portfolio, or the portfolio may not perform as well as other investments

 . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles or other issues may prove to be wrong

 .  When interest rates go up, prices of fixed income securities decline

 . An issuer of a security may prepay principal earlier than scheduled, which would force the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

 . Greater sensitivity to rising interest rates because of the Portfolio's longer average maturity and because the Portfolio invests a portion of its assets in high yield securities

 . Increased volatility in share price because the Portfolio invests a portion of its assets in high yield securities and holds mortgage derivative securities with embedded leverage or unusual interest rate reset terms

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on October 1, 1999. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[CHART]
00   10.18%
                        Calendar year ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

    -------------------------------------------------------------------------

                                             One   Five   Life of  Inception
                                             year  years Portfolio   Date
    -------------------------------------------------------------------------
    Portfolio (without advisory program
     fee)*                                  10.18%  n/a    8.36%    10/1/99
    Lehman Brothers Aggregate Bond Index    11.63%  n/a    9.42%      **
    Lipper Corporate Debt Funds A Rated
     Average                                 9.89%  n/a    7.92%      **
    -------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 10/31/99.

31 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Multi-Sector Fixed Income Investments, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------

                                             Total
                                             return   Quarter Year
---------------------------------------------------------------------
Best                                         3.58%          4th/2000
Worst                                        1.75%          2nd/2000
--------------------------------------------------------------------
Year-to-date                                 8.99%  through 3rd/2001
--------------------------------------------------------------------


                                   BENCHMARK

 The Portfolio's primary benchmark is Lehman Brothers Aggregate Bond Index. The Index is composed of the Lehman Government/Credit Bond Index and the Lehman Mortgage-Backed Securities indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities. Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Corporate Debt Funds A Rated Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better by a nationally recognized rating organization or government issues.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fee and Administration fees                       0.63%
  Other expenses                                               0.34%
                                                             -------
Total annual Portfolio operating expenses*                     0.97%
Management and Administration fee waivers*                   (0.17)%
                                                             -------
Net annual Portfolio operating expenses                        0.80%
                                                             =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual operating expenses to 0.80% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $250    $770   $1,316   $2,806

32 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

33 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


International Fixed Income Investments

Investment objective

Maximize current income consistent with the protection of principal.

Principal investment strategies

The Portfolio invests primarily in non-U.S. dollar denominated fixed income securities issued by foreign governments and corporations and supranational entities. The Portfolio invests primarily in fixed income securities of issuers located in at least three countries and will not invest more than 25% of its assets in the securities of governments or corporations in any one country. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures.

Credit Quality: The Portfolio invests in securities rated investment grade by a nationally recognized rating organization, or if unrated, of equivalent quality as determined by the subadvisor, Julius Baer Investment Management. The Portfolio may invest up to 10% of its assets in emerging market debt securities rated below investment grade, or if unrated, of equivalent quality as determined by the subadvisor.

Duration: The Portfolio's average duration ranges from two to eight years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The Portfolio may invest in individual securities of any maturity.

How the subadvisor selects the Portfolio's investments

Julius Baer Investment Management Inc. ("Julius Baer") applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the subadvisor forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The subadvisor employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 .  Many foreign markets are smaller, less-liquid and more volatile than U.S.
   markets. In a changing market, the subadvisor may not be able to sell the Portfolio's securities in amounts and at prices the subadvisor considers reasonable

 . The foreign governmental issuer may default on, declare a moratorium on, or restructure its obligations

 .  The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

34 | CONSULTING GROUP CAPITAL MARKETS FUNDS

35 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                              International Fixed Income Investments, continued




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

--------------------------------------------------------------------------

                                        One     Five   Life of  Inception
                                        year    years Portfolio   Date
--------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  (2.71)% 2.50%   6.57%   11/18/91
Salomon Smith Barney Non- U.S. Gov.
 Bond Index                             (2.63)% 1.64%   6.49%      **
Lipper International Income Funds
 Average                                 1.85%  3.50%   6.14%      **
--------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                              11.45 %         1st/1995
Worst                                             (5.43)%         1st/1999
---------------------------------------------------------------------------
Year-to-date                                      (0.24)% through 3rd/2001
---------------------------------------------------------------------------

                                   BENCHMARKS

 The Portfolio's benchmark is the Salomon Smith Barney Non-U.S. Government Bond Index. The index is a market capitalization-weighted index consisting of government bond markets in 13 developed countries, excluding the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. It is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.

Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.70%
  Other expenses                                                  0.24%
                                                                  -----
Total annual Portfolio operating expenses                         0.94%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                       After 1   After 3 After 5 After 10
                        year      years   years   years
                       $247       $761   $1,301   $2,776

 The Portfolio is a "non-diversified portfolio," which means that it is permitted to invest in a limited number of issuers. To the extent the Portfolio concentrates its investments in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.




35 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

The Portfolio invests principally in tax-exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. The Portfolio's investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor, Smith Affiliated Capital Corporation.

How the subadvisor selects the Portfolio's investments

Smith Affiliated Capital Corporation uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The subadvisor focuses primarily on:

 . "Vital service" revenue bonds (i.e., water, electric, power, sewer and select transportation authority) and secondarily on general obligation bonds of high-quality issuers.

 . Using portfolio credit analysis to evaluate the relative attractiveness of various securities and sectors.

 .  Broad geographic and issuer diversification.

Maturity. The Portfolio is generally composed of a full range of maturities. Individual investments may be of any maturity.

Principal risks of investing in the Portfolio

Because municipal obligations are a type of fixed income security, your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment in the Portfolio is also subject to the following specific risks:

 . New federal or state legislation may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the municipalities to repay these obligations

 . The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs

It is possible that some of the Portfolio's income distributions may be, and distributions of the Portfolio's gains will be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio's income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distributions of the Portfolio's income and gains generally will be subject to state taxation.

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

36 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                          Municipal Bond Investments, continued




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-------------------------------------------------------------------------

                                        One    Five   Life of  Inception
                                        Year   Years Portfolio   Date
-------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  13.78% 4.69%   5.85%   11/18/91
Lehman Municipal Bond Index             11.68% 5.84%   6.98%      **
Lipper General Municipal Debt Funds
 Average                                10.84% 4.66%   6.29%      **
-------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                               8.99 %         1st/1995
Worst                                             (8.16)%         1st/1994
---------------------------------------------------------------------------
Year-to-date                                       4.47 % through 3rd/2001
---------------------------------------------------------------------------


                                  BENCHMARKS

 The Portfolio's primary benchmark is the Lehman Brothers Municipal Bond Index. The index is a composite measure of the total return performance of the municipal bond market. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper General Municipal Debt Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings as determined by a nationally recognized rating organization.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)
Maximum annual TRAK(R) fee                                        1.50%
Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.60%
  Other expenses                                                  0.25%
                                                                  -----
Total annual Portfolio operating expenses                         0.85%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $238    $733   $1,255   $2,686

37 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Government Money Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in U.S. dollar denominated short-term debt securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and in repurchase agreements with respect to these securities.

Credit quality. The Portfolio invests exclusively in U.S. treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadvisor, Standish Mellon Asset Management Company LLC.

Maturity. Individual securities must have remaining maturities of 397 days or less. The Portfolio maintains a dollar-weighted portfolio maturity of 90 days or less.

How the subadvisor selects the Portfolio's investments

Standish Mellon Asset Management Company LLC seeks to maintain a constant net asset value of $1 per share by investing in securities which the subadvisor believes present minimal credit risks. It focuses on improving the Portfolio's yield by:

 . Actively managing sector allocations and the average maturity of the Portfolio.

 . Monitoring the spread relationships between U.S. Treasury and government agency issues and purchasing agencies when they provide a yield advantage.

 . Adjusting average portfolio maturity to reflect the subadvisor's outlook on interest rates.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3. Because the Portfolio invests exclusively in short-term, high-quality debt securities, these risks are less significant than in the case of Portfolios which invest in longer-term securities or in below investment grade securities.

Investment in short-term U.S. government securities is generally the most conservative investment approach of all the Portfolios. Over time, the Portfolio is likely to underperform other investment options.

The Portfolio seeks to maintain a $1 share price. However, the maintenance of a $1 share price is not guaranteed and you may lose money on your investment.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to the return on the 90-day Treasury bill. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

------------------------------------------------------------

                            One   Five   Life of  Inception
                            year  years Portfolio   Date
------------------------------------------------------------
Portfolio (without advisory
 program fee)*              5.83% 5.07%   4.49%   11/18/91
90-day T-bill Index         5.99% 5.18%   4.70%      **
Lipper U.S. Government
 Money Market Fund Index    5.71% 4.99%   4.04%      **
------------------------------------------------------------

* The Portfolio is available only to investors participating in advisory programs. These programs charge an annual fee, which in the case of TRAK(R) Personalized Investment Advisory Service may be up 1.5%

**Index comparison begins on 11/30/91.

The portfolio's 7-day yield as of December 31, 2000 was 5.89%.

38 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                        Government Money Investments, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------

                                             Total
                                             return   Quarter/Year
---------------------------------------------------------------------
Best                                          1.51%         3rd/2000
Worst                                         0.65%   1st & 2nd/1993
---------------------------------------------------------------------
Year-to-date                                  3.24% through 3rd/2001
---------------------------------------------------------------------

                                   BENCHMARK

 The Portfolio's benchmark is the rate of return of the 90 day Treasury bill. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance to the Lipper U.S. Government Money Market Funds Index, an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees                                              0.35%
  Other expenses                                               0.39%
                                                             -------
Total annual Portfolio operating expenses                      0.74%
Management and Administration fee waivers and expense
  reimbursements*                                            (0.14)%

                                                             -------
Net annual Portfolio operating expenses                        0.60%
                                                             =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio operating expenses to 0.60% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                       After 1   After 3 After 5 After 10
                        year      years   years   years
                       $227       $700   $1,200   $2,575

39 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


S&P 500 Index Investments

Investment objective

Seeks to provide investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Portfolio will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity.

Principal investment strategies

The Portfolio invests at least 80% of its assets in common stocks included in the S&P 500 Index. The Portfolio holds stocks of substantially all of the companies which comprise the S&P 500 Index, including those companies which are headquartered outside the U.S. The Portfolio also enters into repurchase agreements, lends portfolio securities and uses certain types of derivative instruments to help implement its objective.

How the subadvisor selects the Portfolio's investments

Barclays Global Fund Advisors manages the Portfolio as a "pure" index fund. This means that the subadvisor does not evaluate individual companies to identify attractive investment candidates. Instead, the subadvisor attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the Portfolio's holdings daily to reflect the companies included in the index and their weightings. The Portfolio does not mirror the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the Portfolio's expenses.

The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the performance of the index. The index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

The subadvisor follows a passive style, in which the principal objective is to mirror the return of a benchmark index. The subadvisor may seek to achieve that goal by investing in all of the securities in the index. However, in those instances where the subadvisor is unable to replicate the exact index weightings for a particular company in the index, it will allocate a pro rata portion to the other companies in the index.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments

 .  The S&P 500 Index may go down, or perform poorly relative to other U.S.
   equity indices or individual stocks

 . An adverse company specific event, such as an unfavorable earnings report, may negatively affect the stock price of one of the larger companies in the S&P 500 Index

 . The stocks of companies which comprise the S&P 500 Index may fall out of favor with investors

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

Because the Portfolio is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Portfolio normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust their relative weightings. Although the subadvisor seeks to replicate the performance of the S&P 500 Index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks.

40 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                                 S&P 500 Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on October 1, 1999. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]
00   -9.92

                        Calendar year ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

---------------------------------------------------------------------

                                    One    Five   Life of  Inception
                                    year   years Portfolio   Date
---------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                     (9.92)%  n/a     2.58    10/1/99
S&P 500                            (9.10)%  n/a     3.53      **
Lipper S&P 500 Index Objective
 Funds Average                     (9.57)%  n/a   (2.07)      **
--------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 10/31/99.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-----------------------------------------------------------------------

                                              Total
                                              return    Quarter Year
-----------------------------------------------------------------------
Best                                           1.97 %         1st/2000
Worst                                         (7.90)%         4th/2000
----------------------------------------------------------------------
Year-to-date                                 (20.62)% through 3rd/2001
----------------------------------------------------------------------


                                   BENCHMARK

 The Portfolio's primary benchmark is the Standard & Poor's 500. The S&P 500 is an index of 500 of the largest stocks in the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper S&P 500 Index Objective Funds Average. It is an average of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%).


Fee Table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                     None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                          1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fee and Administration fees                            0.22%
  Other expenses                                                    0.42%
                                                                  -------
Total annual Portfolio operating expenses                           0.64%
Management and Administration Fee Waivers*                        (0.34)%
                                                                  -------
Net annual Portfolio operating expenses                             0.30%
                                                                  =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio operating expenses to 0.30% of average net assets. The manager may change or eliminate this expense limitation at any time.

41 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                 S&P 500 Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $217    $670   $1,149   $2,472

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43 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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More on the Portfolios' Investments


The section entitled "Investments, Risks and Performance" describes the Portfolios' investment objectives and their principal investment strategies and risks. This section provides some additional information about the Portfolios' investments and certain investment management techniques the Portfolios may use. More information about the Portfolios' investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.


                               Percentage Limits

 Some Portfolio policies in this section are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the values of a Portfolio's investments.


Equity Investments. The equity oriented Portfolios may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

Fixed Income Investments. The fixed income oriented Portfolios (except Government Money Investments, Municipal Bond Investments and Balanced Investments, which limit their investments to certain types of fixed income instruments) may invest in all types of fixed income securities. The equity oriented Portfolios may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related and asset-backed securities (Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Multi-Sector Fixed Income Investments and Balanced Investments only), convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

An individual security's maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an "effective" maturity which is shorter or longer than its stated maturity depending on the degree of prepayment or extension risk associated with that security. Duration is the measure of an individual security's price sensitivity to changing interest rates. The longer a security's duration, the more sensitive that security's price will be to changes in interest rates.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Intermediate Fixed Income Investments, Long-Term Bond Investments and Mortgage Backed Investments may each invest up to 25% of their assets in privately issued mortgage-related securities. Long-Term Bond Investments, Balanced Investments and Intermediate Fixed Income Investments may each invest up to 5% of their respective assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. A Portfolio's investments in asset-backed securities will be rated in the highest rating category at the time of investment.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. A Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Foreign Securities. Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing

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                                 More on the Portfolios' Investments, continued



in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property may be more likely in emerging markets. The Consulting Group generally considers all of the western European countries, Canada, Australia, New Zealand, Hong Kong, Singapore and Japan to have developed markets and economies and the rest of the countries in the world to have emerging markets and economies.

Economic and monetary union (EMU) in Europe began to be implemented on January 1, 1999, when 11 European countries adopted a single currency--the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone. EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of the international markets.

Each Portfolio which is not an international oriented Portfolio (International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments), may invest up to 10% of its assets in foreign securities, including emerging market securities. The S&P 500 Investments may purchase common stocks and American Depositary Receipts (ADRs) of the foreign companies included in the S&P 500 Index. These securities are publicly traded on U.S. securities exchanges or over-the-counter markets. ADRs are U.S. dollar denominated securities which represent an interest in an underlying foreign security.

Municipal Obligations. Municipal Bond Investments invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Portfolio's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the Portfolio's ability to recover interest or principal in the event of a default by the issuer.

The Portfolio will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

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                                 More on the Portfolios' Investments, continued





                                Credit Quality

 A Portfolio's rating criteria are applied at the time of purchase. If a security is subsequently downgraded, the subadvisor may, but is not required to, sell the security. If a security is rated differently by two or more rating organizations, the subadvisor may use the higher rating to determine the security's rating category.

 Securities are considered investment grade if they are:

 . rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization.

 .  unrated securities that the subadvisor believes to be of comparable quality.

 Securities are considered below investment grade if they are rated below the top four long-term ratings or are of equivalent quality if unrated. Below investment grade securities, also known as "high yield securities," (commonly known as "junk bonds") are subject to:

 . the increased risk of an issuer's inability to meet principal and interest obligations.

 . greater price volatility because of a heightened sensitivity to changing interest rates.

 .  less liquidity.

Derivative contracts. Each Portfolio, except Government Money Investments, may, but is not required to, use derivative contracts for any of the following purposes:

 . To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Portfolio.

 .  As a substitute for purchasing or selling securities.

 . To shorten or lengthen the effective maturity or duration of a Portfolio's fixed income investments.

 .  To enhance a Portfolio's potential gain in non-hedging situations.

 .  To increase a Portfolio's liquidity.

The Portfolios may use various types of derivative instruments, including options on securities and securities indices, futures and options on futures (except Government Money Investments, Municipal Bond Investments and Balanced Investments) and, for those Portfolios that invest directly in foreign securities, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle a Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio's holdings. The other party to certain derivative contracts presents the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Portfolio's assets less liquid and harder to value, especially in declining markets.

Mortgage Dollar Rolls. Mortgage Backed Investments, Balanced Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar roll transactions to earn additional income. In these transactions, a Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the Portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadvisor's ability to forecast mortgage prepayment patterns on different mortgage pools. The Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.

High Yield Securities. High Yield Investments and Multi-Sector Fixed Income Investments can invest in high yield securities. These are commonly known as "junk bonds" and involve a substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may experience increased price sensitivity to changing interest rates and greater risk of loss because of default or declining credit quality. In addition, adverse company specific

46 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                 More on the Portfolios' Investments, continued



events are more likely to render the issuer unable to make interest and/or principal payments. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to SSGA, may enter into index swaps. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Defensive investing. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolios' investments in these assets are managed by Smith Barney Fund Management LLC ("SBFM").

Impact of high portfolio turnover. Each Portfolio may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a Portfolio's performance.

Order of Exemption. The Trust is subject to an Order of Exemption from the Department of Labor requiring the Portfolios to limit its investments in the securities of affiliates of Salomon Smith Barney, including Citigroup, Inc., to one percent of the Portfolio's net assets. However, this percentage limitation may be exceeded where the amount held by the subadvisor is used to replicate an established third party index such as the S&P 500 Index.

Investment Policies. The Portfolios' non-fundamental investment policies generally may be changed by the Board of Trustees without shareholder approval.

More information about investment styles. If a subadvisor follows a passive style, the subadvisor's principal objective is to mirror the return of a benchmark index. The subadvisor may seek to achieve that goal by investing in all of the securities in the index or by selecting certain securities in the index with respect to which the subadvisor believes there is a high correlation between changes in the value of the index and these securities. An active subadvisor seeks to outperform the index by selecting securities which the subadvisor believes will appreciate in value at a rate greater than the index. However, if the subadvisor is incorrect in its estimate of a security's performance, the Portfolio may underperform the index. A risk controlled subadvisor uses an active management style but employs investment criteria that are intended to limit the positive or negative variances from the index. A top down investment approach places greater emphasis on selecting the industries or sectors, or in the case of an international fund, country allocations, that the subadvisor believes will outperform the market rather than on individual stock selection. Consequently, these subadvisors place greater emphasis upon economic and market trends. A subadvisor using a bottom up approach primarily emphasizes the outlook for individual companies. Stock picking and not overall market trends or industry or sector weightings is most important. A subadvisor using a contrarian approach primarily focuses on companies which are out of favor and/or its market value is depressed. The subadvisor believes the stock market will adjust ultimately to reflect the intrinsic value of these companies. If a subadvisor or Portfolio focuses upon growth stocks, the emphasis is upon companies whose earnings are expected to increase at a rate that exceeds the average of the market as a whole. Value investing seeks to identify companies that have an underlying value that is not currently reflected in the company's market price. The subadvisor anticipates that over time the market will reflect the underlying value in the market price.

Potential Conversion. High Yield Investments reserves the right, if approved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days' written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

47 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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The Manager

The manager. The Consulting Group, a division of SBFM, serves as the manager for the Portfolios. SBFM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolios. The Consulting Group was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisors. Since 1973, the Consulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allocation, market analysis and investment advisor selection services.

The Portfolios are part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolios and the following additional portfolios which are offered in separate prospectuses, copies of which can be obtained from any Salomon Smith Barney Financial Consultant:

 .  Multi-Strategy Market Neutral Investments

 .  Global Sciences and Technology Investments


                            The Evaluation Process

 The Consulting Group screens more than 3,000 registered investment advisory firms, tracks the performance of more than 700 firms on its comprehensive database and evaluates the strength and performance of advisory firms in Consulting Group programs each year. Throughout the evaluation, the Consulting Group focuses on a number of key issues:

 .  level of expertise

 .  relative performance and consistency of performance

 .  strict adherence to investment discipline or philosophy

 .  personnel, facility and financial strength

 .  quality of service and communication.

The subadvisors. The subadvisors are responsible for the day-to-day investment operations of the Portfolios in accordance with each Portfolio's investment objectives and policies. The name and address of each subadvisor, and the name and background of each portfolio manager, is included on pages 49-53.

The subadvisor selection process. Subject to the review and approval of the Portfolios' Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisors who manage the Portfolios' assets. The Consulting Group may adjust the allocation of a Portfolio's assets among the subadvisors by up to 10%. Any adjustment affecting more than 10% of a Portfolio's assets can only be made by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisors that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadvisors and ultimately recommending to the Board of Trustees whether a subadvisor's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

The Portfolios rely upon an exemptive order from the Securities and Exchange Commission which permits the manager to select new subadvisors or replace existing subadvisors without first obtaining shareholder approval. The Trustees, including a majority of the "non-interested" Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisors when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolios will provide investors with information about each new subadvisor and its subadvisory contract within 90 days of the engagement of a new subadvisor.

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                                                         The Manager, continued


The subadvisors, portfolio managers and the percentage of Portfolio assets each subadvisor manages are described below.


           Fund                        Subadvisor            Percentage         Portfolio Manager
---------------------------------------------------------------------------------------------------------
Large Capitalization Growth Barclays Global Fund Advisors     30%-40%   Barclays uses a team
  Investments               45 Fremont Street                           management approach to
                            San Francisco, CA 94105                     manage indexed portfolios.

                            TCW Investment Management         30%-40%   Glen Bickerstaff
                            Company                                     Mr. Bickerstaff has been
                            865 South Figueroa Street                   responsible for the day-to-day
                            Suite 1800                                  management of the Portfolio
                            Los Angeles, CA 90017                       since 2000. He joined the firm in
                                                                        1998. Prior to joining TCW, he
                                                                        was a senior portfolio manager
                                                                        of Transamerica Investments
                                                                        Services.

                            Turner Investment Partners, Inc.  30%-40%   Robert Turner, CFA
                            1235 Westlakes Drive                        Mr. Turner has been primarily
                            Suite 350                                   responsible for the day-to-day
                            Berwyn, PA 19312                            management of the Portfolio
                                                                        since 2000. He has been
                                                                        chairman and chief investment
                                                                        officer of the firm since 1990
                                                                        and has 19 years of investment
                                                                        experience.

Large Capitalization Value  The Boston Company Asset          20-30%    Robert J. Eastman
  Equity Investments        Management L.L.C.                           Mr. Eastman has been
                            One Boston Place                            responsible for the day-to-day
                            Boston, MA 02108                            management of the Portfolio
                                                                        since 1996. He is a Sr. Vice
                                                                        President of the firm and is a
                                                                        member of its Equity Policy
                                                                        Group. Mr. Eastmann has been
                                                                        with the firm since 1991.

                            Parametric Portfolio Associates     10%     Parametric uses a team
                            7310 Columbia Center                        management approach.
                            701 Fifth Avenue
                            Seattle, WA 98164

                            Barclays Global Fund Advisors     0%-10%    Barclays uses a team
                            45 Fremont Street                           management approach to
                            San Francisco, CA 94105                     manage indexed portfolios.

                            Chartwell Investment Partners    20%-30% Bernard Schaffer
                            1235 Westlakes Drive, Suite 330          Mr. Schaffer has been primarily
                            Berwyn, PA 19312                         responsible for the day-to-day
                                                                     management of the Portfolio
                                                                     since 1999. He has been with
                                                                     Chartwell since 1997 and has
                                                                     had 29 years of investment
                                                                     experience.

                            Alliance Capital Management L.P. 20%-30% Alliance uses a team
                            767 Fifth Avenue                         management approach.
                            New York, NY 10153

Small Capitalization Growth Mellon Capital Management        0%-10%  Mellon uses a team
  Investments               Corporation                              management approach to
                            595 Market Street, Suite 3000            manage indexed portfolios.
                            San Francisco, CA 94105

49 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



           Fund                        Subadvisor            Percentage         Portfolio Manager
----------------------------------------------------------------------------------------------------------
Small Capitalization Growth Wall Street Associates             20%-30%  William Jeffery, III
  Investments--(Continued)  1200 Prospect Street, Suite 100             Kenneth McCain
                            La Jolla, CA 92037                          David Baratta
                                                                        Messrs. Jeffery and McCain
                                                                        have been primarily responsible
                                                                        for the day-to-day management
                                                                        of the Portfolio since 1997. Mr.
                                                                        Baratta joined the portfolio
                                                                        management team in 1999.
                                                                        Messrs. Jeffery and McCain are
                                                                        founding partners of the firm
                                                                        and have over 25 years of
                                                                        investment experience.

                            Westpeak Global Advisors, L.P.     20%-30%  Westpeak uses a team
                            1470 Walnut Street, Suite 400               management approach.
                            Boulder, CO 80302

                            Kern Capital Management LLC        20%-30%  David G. Kern
                            114 West 47th Street, Suite 1926            Mr. Kern has been primarily
                            New York, NY 10036                          responsible for the day-to-day
                                                                        management of the Portfolio
                                                                        since 1999. He co-founded Kern
                                                                        in 1997 and has had 15 years
                                                                        of investment experience.

                            Westfield Capital Management       20%-30%  Westfield uses a team
                            Co., Inc.                                   management approach.
                            One Financial Center
                            Boston, MA 02111

Small Capitalization Value  Mellon Capital Management          0%-10%   Mellon uses a team
  Equity Investments        Corporation                                 management approach to
                            595 Market Street, Suite 3000               manage indexed portfolios.
                            San Francisco, CA 94105

                            NFJ Investment Group              25%-35%   NFJ uses a team management
                            2121 San Jacinto Street,                    approach.
                            Suite 1840
                            Dallas, TX 75201

                            Rutabaga Capital Management LLC   25%-35%   Peter Schliemann
                            64 Broad Street                             Mr. Schliemann has been
                            Boston, MA 02109                            primarily responsible for the
                                                                        day-to-day management of the
                                                                        Portfolio since 2000. Mr.
                                                                        Schliemann founded Rutabaga in
                                                                        1999, and is President. Prior to
                                                                        founding Rutabaga, he was a
                                                                        director, executive vice president
                                                                        and portfolio manager of David L.
                                                                        Babson & Co. Inc.

                            Furman Selz Capital Management    25%-35%   Furman Selz uses a team
                            LLC                                         management approach.
                            230 Park Avenue
                            New York, NY 10169

International Equity        SSgA Funds Management, Inc.        0%-10%   SSGA uses a team management
  Investments               Two International Place                     approach.
                            Boston, MA 02110

50 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



           Fund                        Subadvisor              Percentage         Portfolio Manager
------------------------------------------------------------------------------------------------------------
International Equity       Oechsle International Advisors, LLC  20%-30%   Kathleen Harris
  Investments--(Continued) One International Place                        Ms. Harris had shared
                           Boston, MA 02110                               management responsibility since
                                                                          1997. She has been with Oechsle
                                                                          since 1997. Previously, Ms. Harris
                                                                          was portfolio manager and
                                                                          investment director for the State
                                                                          of Wisconsin Investment Board,
                                                                          where she managed the fund's
                                                                          international equity assets. Prior
                                                                          to that time, she was a fund
                                                                          manager and equity analyst for the
                                                                          Northern Trust Company.

                           Deutsche Asset Management, Inc.      20%-30%   DAMI uses a team management
                           280 Park Avenue                                approach.
                           New York, NY 10017

                           Brandywine Asset Management, Inc.    20%-30%   Brandywine uses a team
                           3 Christina Centre                             management approach.
                           201 N. Walnut Street
                           Wilmington, DE 19801

Emerging Markets Equity    SSGA Funds Management, Inc.            50%     SSGA uses a team management
  Investments              Two International Place                        approach.
                           Boston, MA 02110

                           F & C Emerging Markets Ltd.            50%     F & C uses a team management
                           8th Floor                                      approach.
                           Exchange House
                           Primrose Street
                           London EC2A 2NY
                           England

Balanced Investments       Laurel Capital Advisors, LLP           60%     Laurel uses a team management
                           One Mellon Bank Center,                        approach.
                           Suite 151-3925
                           Pittsburgh, PA 15258

                           Seix Investment Advisors               40%     Christina Seix
                           300 Tice Boulevard                             Ms. Seix is Chairman and Chief
                           Woodcliff Lake, NJ 07675                       Investment Officer of the firm.
                                                                          She has been with the firm for
                                                                          8 years and has had 27 years of
                                                                          investment experience. Ms. Seix
                                                                          has been primarily responsible
                                                                          for the day-to-day management of
                                                                          the portfolio since January 1999.

Intermediate Fixed Income  Metropolitan West Asset                20%     MWAM uses a team
  Investments              Management, LLC                                management approach.
                           11766 Wilshire Boulevard
                           Suite 1580
                           Los Angeles, CA 90025

51 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



           Fund                     Subadvisor           Percentage  Portfolio Manager
----------------------------------------------------------------------------------------
Intermediate Fixed Income  Pacific Investment Management     40%    PIMCO uses a team
  Investments--(Continued) Company LLC                              management approach.
                           840 Newport Center Drive,
                           Suite 300
                           Newport Beach, CA 92660

                            BlackRock Financial               40% BlackRock uses a team
                            Management, Inc.                      management approach.
                            345 Park Avenue
                            New York, NY 10154

Long-Term Bond Investments  Western Asset Management         100% Western uses a team
                            Company                               management approach.
                            117 East Colorado Boulevard
                            Pasadena, CA 91105

Mortgage Backed Investments Utendahl Capital Management CFI  100% Utendahl uses a team
                            201 East Pine Street,                 management approach.
                            Suite 825
                            Orlando, FL 32801

High Yield Investments      Alliance Capital Management L.P.  50% Alliance uses a team
                            1345 Avenue of the Americas           management approach.
                            New York, NY 10105

                            Western Asset Management          50% Western uses a team
                            Company                               management approach.
                            117 East Colorado Boulevard
                            Pasadena, CA 91105

Multi-Sector Fixed Income  Metropolitan West Asset          60% MWAM uses a team
 Investments               Management, LLC                      management approach.
                           11766 Wilshire Boulevard
                           Suite 1580
                           Los Angeles, CA 90025

                           Western Asset Management         20% Western uses a team
                           Company                              management approach.
                           117 East Colorado Boulevard
                           Pasadena, CA 91105

                           Utendahl Capital Management CFI  20% Utendahl uses a team
                           201 East Pine Street, Suite 825      management approach.
                           Orlando, FL 32801

International Fixed Income Julius Baer Investment          100% Edward Dove
 Investments               Management Inc.                      Mr. Dove heads the team
                           330 Madison Avenue                   responsible for the day-to-day
                           New York, NY 10017                   management of the Portfolio
                                                                since 1992. He is Chief
                                                                Investment Officer at Julius Baer
                                                                and has had 19 years of
                                                                investment experience.

Municipal Bond Investments Smith Affiliated Capital        100% Smith uses a team management
                           Corporation                          approach.
                           880 Third Avenue
                           New York, NY 10022

52 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



       Fund                  Subadvisor           Percentage     Portfolio Manager
---------------------------------------------------------------------------------------
Government Money    Standish Mellon Asset            100%    Standish uses a team
  Investments       Management Company LLC                   management approach.
                    One Financial Center
                    Boston, MA 02111

S&P 500 Investments Barclays Global Fund Advisors    100%    Barclays uses a team
                    45 Fremont Street                        management approach to
                    San Francisco, CA 94105                  manage indexed portfolios.

53 | CONSULTING GROUP CAPITAL MARKETS FUNDS

54 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



Management Fees. The Consulting Group receives fees from each Portfolio for its services. In turn, the Consulting Group pays the subadvisors a portion of this fee for their services. In addition, each Portfolio pays SBFM a fee at an annual rate of 0.20% of its average daily net assets for administration services. The Consulting Group and SBFM may voluntarily waive a portion or all of their respective fees otherwise payable to them. The chart below shows the management fees paid by each Portfolio.

                                                                    Actual
                                                                  Management
                                                                   Fee Paid
                                                                    During
                                                       Management Most Recent
                      Portfolio                           Fee     Fiscal Year
----------------------------------------------------------------------------
Large Capitalization Growth Investments                   0.60%      0.45%
Large Capitalization Value Equity Investments             0.60%      0.45%
Small Capitalization Growth Investments                   0.80%      0.67%
Small Capitalization Value Equity Investments             0.80%      0.58%
International Equity Investments                          0.70%      0.60%
Emerging Markets Equity Investments                       0.90%      0.90%
Balanced Investments                                      0.60%      0.58%
Intermediate Fixed Income Investments                     0.40%      0.42%
Long-Term Bond Investments                                0.40%      0.40%
Mortgage Backed Investments                               0.50%      0.50%
High Yield Investments                                    0.70%      0.70%
Multi-Sector Fixed Income Investments                     0.65%      0.43%
International Fixed Income Investments                    0.50%      0.50%
Municipal Bond Investments                                0.40%      0.40%
Government Money Investments                              0.15%      0.15%
S&P 500 Index Investments                                 0.02%      0.02%

Possible Conflict of Interest. The advisory fee paid by each Portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadvisor varies depending upon the Portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain Portfolios in the Trust over other Portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager's asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

54 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Asset Allocation Programs

Shares of the Trust's Portfolios are available to participants in advisory programs or asset based fee programs sponsored by Salomon Smith Barney Inc., including the TRAK(R) Personalized Investment Advisory Service, or other qualified investment advisors approved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolios.

Advisory services generally include:

 .  evaluating the investor's investment objectives and time horizon

 .  analyzing the investor's risk tolerance

 .  recommending an allocation of assets among the Portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an investor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment decision is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salomon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

55 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Investment and Account Information

Account transactions

Purchase of Shares. You may purchase shares of a Portfolio if you are a participant in an advisory program or asset based fee program sponsored by Salomon Smith Barney, including TRAK(R), or by qualified investment advisors not affiliated with Salomon Smith Barney. Purchases of shares of a Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Barney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of a Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 .  There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolios and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Portfolios are sold at net asset value per share without imposition of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Orders accepted after 4:00 p.m. will receive the next day's share price. All purchase orders must be in good order to be accepted. This means you have provided the following information:

 .  Name of the Portfolio

 .  Account Number

 .  Dollar amount or number of shares to be purchased

 .  Signatures of each owner exactly as the account is registered

Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Barney has received and accepted an advisory agreement signed by the investor participating in the TRAK(R) program or other advisory program or asset based fee program sponsored by Salomon Smith Barney. With respect to invest- ors participating in advisory programs sponsored by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of a Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All redemption requests accepted by Salomon Smith Barney or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advisory service, you must redeem your shares in the Portfolios.

Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any Portfolio into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of frequent exchanges. Excessive exchange transactions can adversely affect a Portfolio's performance, hurting the Portfolio's other shareholders. If the Consulting Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before suspending his or her exchange privilege. During the 15-day period the shareholder will be re-

56 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                  Investment and Account Information, continued



quired either to redeem his or her shares in the Portfolio or establish an allocation which the shareholder expects to maintain for a significant period of time.

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

Each Portfolio offers its shares at their net asset value per share. Each Portfolio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

A Portfolio generally values its fund securities based on market prices or quotations. A Portfolio's currency conversions, if any, are done when the London stock exchange closes. When reliable market prices or quotations are not available, or when the Consulting Group believes they are unreliable or that the value of a security has been materially affected by events occurring after the securities or currency exchanges close, a Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfolios' Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

Each Portfolio intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Government Money Investments declares dividends, if any, from net investment income daily and pays dividends monthly. Shareholders in Government Money Investments receive dividends from the day following purchase through the date of redemption. The other fixed income oriented Portfolios and Balanced Investments declare and pay dividends, if any, from net investment income monthly. The equity oriented Portfolios declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net capital gains, if any, annually, typically in December. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.

The equity oriented Portfolios expect distributions to be primarily from capital gains. Balanced Investments expects distributions to be from both capital gains and income. The fixed income oriented Portfolios expect distributions to be primarily from income.

Taxes

            ---------------------------------------------------------

            Transactions                Federal Tax Status
            ---------------------------------------------------------
            Sales or exchange of        Usually capital gain or loss
              shares                    (except no gain or loss for
                                        Government Money
                                        Investments); long-term
                                        only if shares owned more
                                        than one year
            ---------------------------------------------------------
            Distributions of long term  Long-term capital gain
              capital gain
            ---------------------------------------------------------
            Distributions of short term Ordinary income
              capital gain
            ---------------------------------------------------------
            Dividends from net          Ordinary income (for all
              investment income         Portfolios except Municipal
                                        Bond Investments)
            ---------------------------------------------------------
            Any of the above received   Not a taxable event
              by a qualified retirement
              account
            ---------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for federal income tax purposes if the Portfolio satisfies certain asset-percentage requirements.

57 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                  Investment and Account Information, continued




After the end of each year, you will receive a Form 1099 indicating your dividends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 30.5% (30% for 2002) of a Portfolio's distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Portfolio.

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 2001, adjusted gross income in excess of $132,950 ($66,475 for married individuals filing separately).

58 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                                PMT Update or Delete, Continued

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Portfolio for the past five years (or since inception if less than 5 years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each Portfolio's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

-----------------------------------------------------------------------------------

                                             2001(1)    2000    1999   1998   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $29.33  $24.35  $17.30  $17.27 $13.10
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               (0.05)  (0.04)    0.01    0.04   0.07
  Net realized and unrealized gain (loss)   (11.65)    7.87    7.87    1.31   4.72
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations         (11.70)    7.83    7.88    1.35   4.79
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --      --  (0.01)  (0.08) (0.08)
  Net realized gains                         (6.29)  (2.85)  (0.82)  (1.24) (0.54)
-----------------------------------------------------------------------------------
Total Distributions                          (6.29)  (2.85)  (0.83)  (1.32) (0.62)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $11.34  $29.33  $24.35  $17.30 $17.27
-----------------------------------------------------------------------------------
Total Return                               (45.61)%  34.31%  46.29%   7.81% 37.47%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $1,651  $2,758  $2,326  $1,793 $1,845
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.77%   0.71%   0.68%   0.76%  0.69%
  Net investment income (loss)              (0.29)%  (0.15)    0.06    0.16   0.50
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                        115%     59%     34%     39%    65%
-----------------------------------------------------------------------------------

Large Capitalization Value Equity Investments
-----------------------------------------------------------------------------------

                                             2001(1)    2000    1999   1998   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.93  $13.53  $12.28  $14.91 $11.55
-----------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income (loss)                 0.12    0.17    0.17    0.16   0.23
  Net realized and unrealized gain (loss)    (0.34)    0.31    2.94    0.08   4.09
-----------------------------------------------------------------------------------
Total Income (loss) From Operations          (0.22)    0.48    3.11    0.24   4.32
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)  (0.17)  (0.18)  (0.11) (0.34)
  Net realized gains                         (1.49)  (1.91)  (1.68)  (2.76) (0.62)
-----------------------------------------------------------------------------------
Total Distributions                          (1.64)  (2.08)  (1.86)  (2.87) (0.96)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.07  $11.93  $13.53  $12.28 $14.91
-----------------------------------------------------------------------------------
Total Return                                (1.96)%   4.00%  26.36%   0.03% 38.98%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $1,612  $1,933  $1,946  $1,712 $1,935
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.78%   0.78%   0.75%   0.80%  0.78%
  Net investment income (loss)                 1.10    1.34    1.10    1.18   1.70
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                         79%     78%     54%     57%    70%
-----------------------------------------------------------------------------------
(1)Per share amounts have been calculated using the monthly average shares method.

59 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Small Capitalization Growth Investments

-----------------------------------------------------------------------------------

                                            2001(1) 2000(1)   1999     1998   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $24.36 $17.93  $12.83   $18.29 $17.79
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                        (0.08) (0.11)  (0.07)   (0.07) (0.06)
  Net realized and unrealized gain (loss)    (7.71)   8.66    5.68   (4.23)   2.87
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations          (7.79)   8.55    5.61   (4.30)   2.81
-----------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                         (4.31) (2.12)  (0.51)   (1.16) (2.31)
-----------------------------------------------------------------------------------
Total Distributions                          (4.31) (2.12)  (0.51)   (1.16) (2.31)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.26 $24.36  $17.93   $12.83 $18.29
-----------------------------------------------------------------------------------
Total Return                               (34.21)% 50.57%  44.32% (25.10)% 17.53%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $752 $1,572  $1,109     $859   $777
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.06%  0.98%   0.93%    1.01%  0.90%
  Net investment loss                        (0.51) (0.50)  (0.39)   (0.43) (0.39)
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                         80%   110%    108%      91%    81%
-----------------------------------------------------------------------------------

Small Capitalization Value Equity Investments
-----------------------------------------------------------------------------------

                                            2001(1)    2000   1999  1998(1)   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $10.72 $10.56  $11.11   $14.45 $11.11
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.19   0.20    0.19     0.17   0.19
  Net realized and unrealized gain (loss)      1.90   0.30    1.28   (1.66)   4.22
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.09   0.50    1.47   (1.49)   4.41
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.13) (0.16)  (0.20)   (0.13) (0.19)
  Net realized gains                         (0.14) (0.18)  (1.82)   (1.72) (0.88)
-----------------------------------------------------------------------------------
Total Distributions                          (0.27) (0.34)  (2.02)   (1.85) (1.07)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.54 $10.72  $10.56   $11.11 $14.45
-----------------------------------------------------------------------------------
Total Return                                 19.98%  5.09%  13.61% (12.84)% 42.40%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $639   $852    $744     $740   $622
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.94%  0.91%   0.96%    0.94%  0.90%
  Net investment income                        1.70   2.12    1.70     1.45   1.62
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                         63%    72%     53%      59%    53%
-----------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

60 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


International Equity Investments

--------------------------------------------------------------------------------

                                            2001(1)   2000   1999   1998   1997
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $13.50 $12.43 $10.69 $10.63 $10.49
--------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income                        0.05   0.14   0.09   0.14   0.09
  Net realized and unrealized gain (loss)    (3.59)   2.19   2.39   0.21   0.87
--------------------------------------------------------------------------------
Total Income (loss) From Operations          (3.54)   2.33   2.48   0.35   0.96
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.05) (0.11) (0.15) (0.17) (0.12)
  Net realized gains                         (1.65) (1.15) (0.59) (0.12) (0.70)
--------------------------------------------------------------------------------
Total Distributions                          (1.70) (1.26) (0.74) (0.29) (0.82)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.26 $13.50 $12.43 $10.69 $10.63
--------------------------------------------------------------------------------
Total Return                               (28.67)% 19.17% 24.06%  3.53%  9.53%
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $749 $1,569 $1,385 $1,331 $1,136
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.03%  0.94%  0.82%  0.90%  0.97%
  Net investment income (loss)                 0.49   0.54   0.90   1.23   0.70
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         64%    75%    45%    45%    32%
--------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

61 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Emerging Markets Equity Investments

----------------------------------------------------------------------------------------

                                            2001(1)  2000(1)  1999(1)     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $7.35    $6.74    $4.37    $9.31    $8.50
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                 0.05   (0.02)     0.05     0.06     0.04
  Net realized and unrealized gain (loss)    (2.28)     0.67     2.36   (4.44)     0.79
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.23)     0.65     2.41   (4.38)     0.83
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --   (0.04)   (0.04)   (0.10)   (0.01)
  Net realized gains                             --       --       --   (0.46)   (0.01)
----------------------------------------------------------------------------------------
Total Distributions                              --   (0.04)   (0.04)   (0.56)   (0.02)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $5.12    $7.35    $6.74    $4.37    $9.31
----------------------------------------------------------------------------------------
Total Return                               (30.34)%    9.62%   55.37% (49.49)%    9.88%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $246,083 $305,066 $317,626 $230,526 $226,280
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.69%    1.66%    1.72%    1.69%    1.60%
  Net investment income (loss)                 0.79   (0.24)     0.84     0.80     0.39
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         83%     110%     135%     139%     105%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

62 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Balanced Investments

----------------------------------------------------------------------------------------

                                            2001(1)     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.18   $11.41   $10.87   $12.01   $10.00
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.30     0.30     0.25     0.26     0.27
  Net realized and unrealized gain (loss)    (1.51)     1.19     1.74   (0.53)     2.27
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.21)     1.49     1.99   (0.27)     2.54
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.28)   (0.24)   (0.29)   (0.30)   (0.27)
  Net realized gains                         (0.89)   (1.48)   (1.16)   (0.57)   (0.26)
----------------------------------------------------------------------------------------
Total Distributions                          (1.17)   (1.72)   (1.45)   (0.87)   (0.53)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.80   $11.18   $11.41   $10.87   $12.01
----------------------------------------------------------------------------------------
Total Return                               (11.33)%   14.45%   18.78%  (2.85)%   26.05%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $39,062  $58,810  $74,866  $68,470  $89,789
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 1.00%    1.00%    0.85%    1.00%    1.00%
  Net investment income                        3.06     2.60     1.77     1.92     2.49
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        304%     303%     332%      57%      67%
----------------------------------------------------------------------------------------

Intermediate Fixed Income Investments
----------------------------------------------------------------------------------------

                                               2001     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $7.82    $7.83    $8.19    $8.06    $7.92
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.50     0.48     0.44     0.48     0.50
  Net realized and unrealized gain (loss)      0.46   (0.05)   (0.35)     0.15     0.14
----------------------------------------------------------------------------------------
Total Income From Operations                   0.96     0.43     0.09     0.63     0.64
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.47)   (0.44)   (0.45)   (0.50)   (0.50)
----------------------------------------------------------------------------------------
Total Distributions                          (0.47)   (0.44)   (0.45)   (0.50)   (0.50)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.31    $7.82    $7.83    $8.19    $8.06
----------------------------------------------------------------------------------------
Total Return                                 12.57%    5.73%    1.07%    8.00%    8.23%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $368,637 $564,715 $594,666 $574,998 $384,094
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Total expenses                              0.79%    0.78%    0.61%    0.73%    0.73%
  Interest expense                               --     0.03       --       --       --
  Other expenses                               0.79     0.75     0.61     0.73     0.73
  Net investment income                        6.15     6.02     4.53     5.95     6.19
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        325%     195%     207%      63%     118%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                        Net Investment Income     Expense Ratios Without Waivers
                          Per Share Decrease          and/or Reimbursements
Portfolio             2001  2000 1999 1998   1997   2001    2000 1999 1998  1997
---------------------------------------------------------------------------------
Balanced Investments $0.03 $0.02 N/A  N/A  $0.00* 1.33%   1.16%  N/A  N/A  1.02%

63 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Long-Term Bond Investments

----------------------------------------------------------------------------------------

                                           2001(1)     2000     1999      1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $7.85    $7.70    $9.05     $8.26    $7.87
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.45     0.48     0.49      0.52     0.53
  Net realized and unrealized gain (loss)     0.46     0.21   (1.00)      0.78     0.46
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.91     0.69   (0.51)      1.30     0.99
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.43)   (0.48)   (0.50)    (0.51)   (0.59)
  Net realized gains                            --   (0.05)   (0.34)        --       --
  Capital                                       --   (0.01)       --        --   (0.01)
----------------------------------------------------------------------------------------
Total Distributions                         (0.43)   (0.54)   (0.84)    (0.51)   (0.60)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $8.33    $7.85    $7.70     $9.05    $8.26
----------------------------------------------------------------------------------------
Total Return                                11.98%    9.50%  (6.19)%    16.22%   12.93%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $61,163  $75,091 $115,355  $157,612 $183,051
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.02%    0.92%    0.80%     0.82%    0.78%
  Net investment income                       5.66     6.18     5.81      5.96     6.54
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       405%     358%      30%       63%      34%
----------------------------------------------------------------------------------------

Mortgage Backed Investments
----------------------------------------------------------------------------------------

                                           2001(1)     2000     1999      1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $7.84    $7.73    $8.13     $7.96    $7.74
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                    0.51     0.49     0.45      0.46     0.48
  Net realized and unrealized gain (loss)     0.37     0.08   (0.34)      0.19     0.25
----------------------------------------------------------------------------------------
Total Income From Operations                  0.88     0.57     0.11      0.65     0.73
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.46)   (0.46)   (0.45)    (0.48)   (0.51)
  Net realized gains                            --       --   (0.05)        --       --
  Capital                                       --       --   (0.01)        --       --
----------------------------------------------------------------------------------------
Total Distributions                         (0.46)   (0.46)   (0.51)    (0.48)   (0.51)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $8.26    $7.84    $7.73     $8.13    $7.96
----------------------------------------------------------------------------------------
Total Return                                11.47%    7.58%    1.30%     8.37%    9.69%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $91,326 $100,342 $131,039  $156,043 $136,586
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Total expenses(2)(3)                       0.80%    0.85%    0.80%     0.80%    0.80%
  Interest expense                              --     0.05       --        --       --
  Other expenses                              0.80     0.80     0.80      0.80     0.80
  Net investment income                       6.14     6.26     5.67      5.69     6.08
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        10%      28%      87%      214%      94%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                Net Investment Income     Expense Ratios Without Waivers
                                 Per Share Decrease           and/or Reimbursements
Portfolio                   2001  2000  1999  1998  1997   2001  2000  1999  1998  1997
-----------------------------------------------------------------------------------------
Mortgage Backed Investments $0.01 $0.01 $0.01 $0.01 $0.01 0.95%  0.97% 0.91% 0.93% 0.93%

(3)As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.

64 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



High Yield Investments

    -------------------------------------------------------------------------

                                         2001(1)  2000(1)  1999(1)   1998(2)
    -------------------------------------------------------------------------
    Net Asset Value, Beginning of Year     $5.85    $7.33    $7.89     $8.00
    -------------------------------------------------------------------------
    Income (Loss) From Operations:
      Net investment income(3)              0.51     0.69     0.83      0.05
      Net realized and unrealized loss    (0.64)   (1.37)   (0.54)    (0.16)
    -------------------------------------------------------------------------
    Total Income (Loss) From Operations   (0.13)   (0.68)     0.29    (0.11)
    -------------------------------------------------------------------------
    Less Distributions From:
      Net investment income               (0.52)   (0.71)   (0.83)        --
      Net realized gains                      --       --   (0.02)        --
      Capital                                 --   (0.09)       --        --
    -------------------------------------------------------------------------
    Total Distributions                   (0.52)   (0.80)   (0.85)        --
    -------------------------------------------------------------------------
    Net Asset Value, End of Year           $5.20    $5.85    $7.33     $7.89
    -------------------------------------------------------------------------
    Total Return                         (2.27)%  (9.37)%    3.67% (1.38)%++
    -------------------------------------------------------------------------
    Net Assets, End of Year (000s)      $263,525 $164,056 $155,057   $76,557
    -------------------------------------------------------------------------
    Ratios to Average Net Assets:
      Expenses(3)                          1.12%    1.20%    1.19%    1.20%+
      Net investment income                 9.38    11.30    10.62     7.37+
    -------------------------------------------------------------------------
    Portfolio Turnover Rate                  81%     129%     122%       13%
    -------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
(3)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                       Expense Ratios
                               Net Investment Income  Without Waivers
                                Per Share Decrease   and Reimbursements
        Portfolio                      1998                 1998
        ----------------------------------------------------------------
        High Yield Investments         $0.01               2.42%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

65 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



International Fixed Income Investments

----------------------------------------------------------------------------------------

                                            2001(1)  2000(1)  1999(1)     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $7.24    $8.10    $8.34    $8.21    $9.11
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.31     0.36     0.42     0.51     0.51
  Net realized and unrealized gain (loss)    (0.05)   (0.84)   (0.24)     0.31   (0.62)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.26   (0.48)     0.18     0.82   (0.11)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.00)*   (0.06)   (0.42)   (0.27)   (0.55)
  Net realized gains                             --       --       --   (0.34)   (0.24)
  Capital                                    (0.31)   (0.32)  (0.00)*   (0.08)       --
----------------------------------------------------------------------------------------
Total Distributions                          (0.31)   (0.38)   (0.42)   (0.69)   (0.79)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $7.19    $7.24    $8.10    $8.34    $8.21
----------------------------------------------------------------------------------------
Total Return                                  3.80%  (6.13)%    2.30%   10.45%  (1.52)%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $159,771 $235,566 $236,254 $192,068 $125,610
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 0.94%    0.98%    0.94%    0.97%    0.99%
  Net investment income                        4.26     4.70     4.85     5.39     5.87
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        293%     225%     204%     211%     251%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)During the year ended August 31, 1997, the portfolios earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Fixed Income Investments would be 0.97%; prior year numbers have not been restated to reflect these numbers.
*  Amount represents less than $0.01 per share.

66 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



Municipal Bond Investments

----------------------------------------------------------------------------------------

                                            2001(1)     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $8.40    $8.22    $8.92    $8.62    $8.26
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                     0.37     0.37     0.35     0.36     0.38
  Net realized and unrealized gain (loss)      0.49     0.17   (0.57)     0.32     0.34
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.86     0.54   (0.22)     0.68     0.72
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.35)   (0.35)   (0.35)   (0.38)   (0.36)
  In excess of net investment income             --       --       --  (0.00)*       --
  Net realized gains                             --   (0.01)   (0.13)       --       --
----------------------------------------------------------------------------------------
Total Distributions                          (0.35)   (0.36)   (0.48)   (0.38)   (0.36)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.91    $8.40    $8.22    $8.92    $8.62
----------------------------------------------------------------------------------------
Total Return                                 10.44%    6.79%  (2.60)%    8.09%    8.88%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $31,404  $48,789  $61,743  $72,511  $52,024
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 0.85%    0.79%    0.78%    0.80%    0.80%
  Net investment income                        4.32     4.50     4.03     4.20     4.50
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%      37%     142%     160%      31%
----------------------------------------------------------------------------------------

Government Money Investments
----------------------------------------------------------------------------------------

                                            2001(1)     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $1.00    $1.00    $1.00    $1.00    $1.00
----------------------------------------------------------------------------------------
  Net investment income(2)                     0.05     0.05     0.04     0.05     0.05
  Dividends from net investment income       (0.05)   (0.05)   (0.04)   (0.05)   (0.05)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $1.00    $1.00    $1.00    $1.00    $1.00
----------------------------------------------------------------------------------------
Total Return                                  5.04%    5.44%    4.53%    5.10%    4.98%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $181,954 $225,756 $303,160 $375,761 $388,713
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)(3)                              0.60%    0.60%    0.60%    0.60%    0.60%
  Net investment income                        5.04     5.30     4.46     4.99     4.91
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                                      Expense Ratios
                                   Net Investment Income             Without Waivers
                                    Per Share Decrease            and/or Reimbursements
Portfolio                     2001  2000   1999   1998   1997  2001 2000  1999  1998  1997
--------------------------------------------------------------------------------------------
Municipal Bond Investments      N/A   N/A    N/A    N/A $0.00*  N/A   N/A   N/A   N/A 0.83%
Government Money Investments $0.00* $0.02 $0.00* $0.00*  $0.01 0.74 0.78% 0.71% 0.66%  0.64

(3)As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.
 * Amount represents less than $0.01 per share.

67 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Multi-Sector Fixed Income Investments

             -------------------------------------------------------

                                                 2001(1) 2000(1)(2)
             -------------------------------------------------------
             Net Asset Value, Beginning of Year    $8.23    $8.00
             -------------------------------------------------------
             Income From Operations:
               Net investment income(3)             0.55     0.45
               Net realized and unrealized gain     0.18     0.06
             -------------------------------------------------------
             Total Income From Operations           0.73     0.51
             -------------------------------------------------------
             Less Distributions From:
               Net investment income              (0.65)   (0.28)
               Net realized gains                 (0.02)       --
             -------------------------------------------------------
             Total Distributions                  (0.67)   (0.28)
             -------------------------------------------------------
             Net Asset Value, End of Year          $8.29    $8.23
             -------------------------------------------------------
             Total Return++                        9.26%    6.47%
             -------------------------------------------------------
             Net Assets, End of Year (000s)      $32,617  $29,989
             -------------------------------------------------------
             Ratios to Average Net Assets+:
               Expenses(3)(4)                      0.80%    0.80%
               Net investment income                6.59     6.13
             -------------------------------------------------------
             Portfolio Turnover Rate                149%     249%
             -------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(3)Expense ratios and the per share decrease in net investment income before fee waivers and/or expense reimbursements were as follows:

                                      Net Investment Income Expense Ratio Without Waiver
                                       Per Share Decrease        and Reimbursements
Portfolio                                2001       2000        2001            2000
-----------------------------------------------------------------------------------------
Multi-Sector Fixed Income Investments $0.01      $0.03      0.97%           1.17%

(4)As a result of a voluntary expense limitation, expense ratios will not exceed 0.80%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

68 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


S&P 500 Index Investments

---------------------------------------------------------------

                                            2001(2) 2000(1)(2)
---------------------------------------------------------------
Net Asset Value, Beginning of Year            $9.41     $8.00
---------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                     0.10      0.11
  Net realized and unrealized gain (loss)    (2.31)      1.35
---------------------------------------------------------------
Total Income (Loss) From Operations          (2.21)      1.46
---------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.13)    (0.05)
  Net realized gains                         (0.66)        --
---------------------------------------------------------------
Total Distributions                          (0.79)    (0.05)
---------------------------------------------------------------
Net Asset Value, End of Year                  $6.41     $9.41
---------------------------------------------------------------
Total Return                               (24.58)%  18.24%++
---------------------------------------------------------------
Net Assets, End of Year (000s)              $31,098   $35,365
---------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(3)(4)                              0.30%     0.30%
  Net Investment Income                        1.29      1.31
---------------------------------------------------------------
Portfolio Turnover Rate                        175%       54%
---------------------------------------------------------------

(1)For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Expense ratios and the per share decrease in net investment income before fee waivers and/or expense reimbursements were as follows:

  Net Investment Income Expense Ratio Without Waiver
   Per Share Decrease      and/or Reimbursements
     2001       2000        2001           2000
-----------------------------------------------------
  $0.02      $0.04      0.64%         0.82%+

(4)As a result of a voluntary expense limitation, expense ratios will not exceed 0.30%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

69 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                                  APPENDIX A

                              Investment Indices

Following are definitions of indices that are utilized in the Client's Recommendation and Review.


Lehman Brothers Government/Credit Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/Credit Bond and Mortgage-Backed Securities indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities.

Lehman Brothers Long Term Government/Credit Bond Index
Includes all bonds covered by the Lehman Brothers Government/Credit Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Credit Bond Index
A subset of the Lehman Brothers Government/Credit Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

Lipper Balanced Funds Average
An average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.

Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper Emerging Markets Funds Average
An average of the reinvested performance of funds that investing at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.

Lipper General Municipal Debt Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

Lipper Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Lipper Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper High Yield Taxable Funds Average
An average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.

Lipper International Funds Average
An average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Income Funds Average
An average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries excluding the United States, except in periods of market weakness.

Lipper Large-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the

                                  APPENDIX A
stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper S&P 500 Index Objective Funds Average
An average of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fees no higher than 0.50%).

Lipper Small-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small Company Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

Morgan Stanley Emerging Equity Markets Free Gross Dividend Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.

90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $1.6 billion in market capitalization. The average market capitalization for a company in this index is $13 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 1000 Value Index.

                                  APPENDIX A

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing approximately 8.0% of the Russell 3000 Index. The average market capitalization for a company in this index is $530 million, with the largest being $1.4 billion.

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
A capitalization weighted index of 500 of the largest stocks in the U.S. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation.

Salomon Smith Barney Non-U.S. Government Bond Index
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

                                  APPENDIX B

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans and individual retirement accounts.

----------------------------
PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-15.
----------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b)
Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/
--------
 1 PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or "outside") fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

 Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requests that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term "officer" be defined and incorporated into the proposed exemption, in new
Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that
Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.
--------
 2 The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I. Proposed Modification of the Term "Affiliate"

 Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

 Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word "affiliate." Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

 Section II(h) of PTE 99-15 provides that--

 Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 Although the term "independent" is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term "independent" means "not an affiliate." Salomon Smith Barney represents that
Section III(b) of PTE 99-15 defines the term "affiliate" of Salomon Smith Barney to include:

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term "such person" rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an "affiliate" of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney's affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

 Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph
(1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney's indirect 50 percent ownership interest in the Joint Venture is not a "controlling interest." Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street's exclusive ownership by State Street Corporation does not trigger the ownership provisions of subparagraph (3) of
Section III(b).

 In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

 Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

 Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 In connection with the revised affiliate definition, Salomon Smith Barney requests that the term "officer" be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual's status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

 The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

 Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

 Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor's Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

 In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell's characterization of stock as either "Growth" or "Value." For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

 Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted,
Section II(i) states that--

 Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 In other words, the exception will apply to "any higher percentage" which may result from a Sub-Adviser's management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the "passive full replication" trading method./3/

 Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser's evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser's exercise of investment discretion.

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is necessary to
--------
 3 According to Salomon Smith Barney, there are two forms of index trading--passive full replication (wherein each stock in the same weightings as the index is owned by a mutual fund) and sampling (in which each sector, but not necessarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

replicate the underlying index./4/ Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

 If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

 Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup's performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.
--------
 4 In its management of a "pure" Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.
 The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

 In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market's design preferences.

 For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

 Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan's assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

 (2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./5/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize
--------
 5 The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.
and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this proposed exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

----------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.
----------------------------
SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency (the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan; collectively, the Plans).

 PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/

 In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requested that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term "officer" be defined and incorporated into the Proposed Exemption, in new Section
--------
 1PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside
Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.
 PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
 Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 2The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

 The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

 The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms "affiliate" and "officer." The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser's replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

 The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption. Following is a discussion of Salomon Smith

Barney's comment letter and the Department's responses with respect thereto.

 1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that "As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion." Also, in that same paragraph, the last sentence states, in part, that "one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney." Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from "Salomon Smith Barney" to "the Consulting Group," which actually chooses the Sub-Advisers.

 In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that--

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the ICA)./3/

 On page 35141 of the Proposed Exemption, the third sentence of the first "carry-over" paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the "Consulting Group Capital Markets Large Cap Value Fund" and the "Large Cap Growth Consulting Group Capital Markets Fund." However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the "Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments" and the "Consulting Group Capital Markets Funds Large Capitalization Growth Investments." Similarly, in the next paragraph of the Proposed Exemption on page 35141 of the Preamble, Salomon Smith
--------
 3Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company's investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

Barney wishes to clarify that the formal name for the S&P Fund designated as the "Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio" is the "Consulting Group Capital Markets S&P Index Investment Fund Portfolio."

 In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

 2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

 In response to this comment, the Department notes Salomon Smith Barney's modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

 (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers.

 The Index is created and maintained by an organization independent of Salomon Smith

Barney and its affiliates and is a generally- accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./4/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of
--------
 4The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual);

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new
Section III(d) in the grant notice.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

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----------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.
----------------------------
 On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

 On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

 The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

 Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

 (c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT:
Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

    For More Information





If you want more information about the Portfolios, the following resources are available upon request.

Annual and Semiannual Reports

Additional information about the Portfolios' investments will be available in the Portfolios' annual and semiannual reports to shareholders. The Portfolios' annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Investment Professional

The investor's Financial Consultant is available to answer questions about the Portfolios or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolios by contacting their Financial Consultant, or by writing to the Portfolios' sub-transfer agent, PFPC Global Fund Services, at:

   Consulting Group Capital Markets Funds
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, RI 02940-9699

   or by calling the Portfolios' transfer agent at 800-451-2010

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios nor the distributor is offering to sell shares of the Portfolios to any person to whom the Portfolios may not lawfully sell their shares.

Investment Company Act File No. 811-06318

                                                   SalomonSmithBarney

                                                   A member of citigroup [LOGO]
                                                   Salomon Smith Barney is a
                                                   service mark of Salomon
                                                   Smith Barney Inc.

   Salomon Smith Barney Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

   (R)2001 Salomon Smith Barney Inc.    TK2088   12/01

                       STATEMENT OF ADDITIONAL INFORMATION

                     CONSULTING GROUP CAPITAL MARKETS FUNDS
                                December 28, 2001

               222 Delaware Avenue ~ Wilmington, Delaware 19801 ~
                                 (212) 816-8725

         This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of Consulting Group Capital Markets Funds (the "Trust"), dated December 28, 2001, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of eighteen portfolios, sixteen of which are offered by the Prospectus. These are Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Balanced Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments, Multi-Sector Fixed Income Investments and S&P 500 Index Investments (individually, a "Portfolio" and collectively, the "Portfolios"). Two additional portfolios, Multi-Strategy Market Neutral Investments and Global Sciences and Technology Investments, are offered in separate prospectuses. The Prospectus may be obtained by contacting any Financial Consultant of Salomon Smith Barney Inc. ("Salomon Smith Barney"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

Trustees and Executive Officers of the Trust                                      2
Investment Objectives, Management Policies and Risk Factors of the Portfolios     5
Investment Restrictions                                                          27
Portfolio Transactions                                                           29
Portfolio Turnover                                                               34
Investment Management and Other Services                                         35
Purchase of Shares                                                               42
Redemption of Shares                                                             43
Redemptions in Kind                                                              43
Net Asset Value                                                                  43
Determination of Performance                                                     45
Taxes                                                                            49
Distributor                                                                      54
Custodians, Transfer Agent and Sub-Transfer Agent                                54
Financial Statements                                                             55
Appendix                                                                         57

Capitalized terms used but not defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act"), is indicated by an asterisk.

H. John Ellis, Trustee (Age 74). Retired. Director or trustee of 2 investment companies associated with Citigroup. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

Armon E. Kamesar, Trustee (Age 74). Chairman of the Board of TEC, an international organization of Chief Executive Officers; Trustee, U.S. Bankruptcy Court. Director or trustee of 2 investment companies associated with Citigroup. His address is 7328 Country Club Drive, La Jolla, CA 92037.

Stephen E. Kaufman, Trustee (Age 69). Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.

*Heath B. McLendon, Trustee and Chairman of the Board (Age 68). Managing Director of Salomon Smith Barney and Director and President of Smith Barney Fund Management LLC ("SBFM") (successor to SSBC Fund Management Inc.) and Travelers Investment Adviser, Inc. ("TIA"); Mr. McLendon serves on the Board of 78 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 43). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SBFM and TIA. Mr. Daidone serves as Senior Vice President or Executive Vice President and Treasurer of 83 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.


Paul M. Hatch, Vice President (Age 44). Vice President, Chief Operating Officer and Deputy Director of National Sales of Salomon Smith Barney's Consulting Group. Prior to 1997, Branch Manager at Southfield, MI and McLean, VA branches. His address is 222 Delaware Avenue, Wilmington, Delaware 19801.

Frank L. Campanale, Investment Officer (Age 48). President and Chief Executive Officer of Salomon Smith Barney's Consulting Group (the "Manager"). Prior to 1996, National Sales Director for Consulting Group. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

LeRoy T. Pease, CFA, Investment Officer (Age 42). First Vice President of Salomon Smith Barney Consulting Group. Prior to 1996, Chief Investment Officer of EMT Group and Manager for Investment Strategy for Bell Atlantic, Philadelphia, Pennsylvania. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

Christina T. Sydor, Secretary (Age 51). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SBFM and TIA. Ms. Sydor serves as Secretary of 61 investment companies associated with Citigroup. Her address is 666 Fifth Avenue, New York, New York 10103.

Irving David, Controller (Age 40). Director of Salomon Smith Barney; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; Formerly Assistant Treasurer of First Investment Management Company. His address is 125 Broad Street, New York, New York 10004.

Stephen M. Hagan, Vice President (Age 33). Vice President of Salomon Smith Barney Consulting Group. His address is 222 Delaware Avenue, Wilmington, Delaware, 19801.

As of December 14, 2001, the Trustees and officers as a group owned less than 1% of the outstanding common stock of the Trust. As of December 14, 2001, the following shareholders own of record or beneficially 5% or more of shares of a Portfolio of the Trust:

Balanced Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

Government Money Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

Intermediate Fixed Income Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

International Equity Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

Large Capitalization Growth Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

Large Capitalization Value Equity Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

Long-Term Bond Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456


Multi-Sector Fixed Income Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456


Small Capitalization Growth Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456


S&P 500 Index Investments

Smith Barney Corporate Trust Company
c/o SEI Private Trust Company
1 Freedom Valley Drive
Oaks, PA 19456

Remuneration. No director, officer or employee of Salomon Smith Barney, SBFM or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of Salomon Smith Barney, the Manager, any advisor of the Portfolios, SBFM or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the fiscal year ended August 31, 2001, such fees and expenses totaled $10,355.

For the fiscal year ended August 31, 2001, the Trustees of the Trust were paid the following compensation:

                                                                                           Total
                                              Pension or                Total             Number
                                          Retirement Benefits       Compensation         of Funds
                          Aggregate       Accrued as Expense            From             Served in
       Name             Compensation           of Trust             Fund Complex*         Complex
-------------------------------------------------------------------------------------------------
Heath B. McLendon**         None                 None                    None               78
H. John Ellis             37,315                 None                  54,900                2
Armon E. Kamesar          37,321                 None                  55,100                2
Stephen E. Kaufman        37,380                 None                 114,400               13

*  For calendar year ended December 31, 2000.

** Designates "interested person" of the Trust.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

Each of the Portfolios is a diversified, open-end management investment company, except International Fixed Income Investments, which is a non-diversified Portfolio. The Prospectus discusses the investment objectives of the Portfolios, separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. The Portfolios may rely upon the independent advice of their respective investment advisors (separately a "Subadvisor", collectively, the "Subadvisors") to evaluate potential investments.

Equity Securities. The equity oriented Portfolios may invest in all types of equity securities and High Yield Investments may invest up to 10% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred shareholders are shared pro -rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred shares are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company's creditors in the event of a bankruptcy, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed income securities.

Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts ("REITs"). Each Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

Other Investment Companies. The Portfolios may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolios' investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Portfolio will not invest in other investment companies for which the Subadvisors or any of their affiliates act as an investment advisor or distributor.

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and S&P 500 Index Investments may invest up to 10% of their assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index ("Exchange Traded Funds").

A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

Short Sales. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and S&P 500 Index Investments may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio's losses on short sales are potentially unlimited.

Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

Management currently intends to limit a Portfolio's short sales to shares issued by Exchange Traded Funds. Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the Subadvisor to adjust a Portfolio's exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio's holdings of individual stocks in that sector.

Short Sales "Against the Box". Each Portfolio, except Government Money Investments and S&P 500 Index Investments, may from time to time make short sales against the box. In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is "against the box" if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management.

The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, and have less active trading markets and be harder to sell at the time and prices that a Subadvisor considers appropriate.

Fixed Income Securities. The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios' yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("S&P"), the equivalent rating of other nationally recognized statistical rating organizations ("NRSROs") or determined to be of equivalent credit quality by the Subadvisor. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Subadvisors will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The definitions of the ratings of debt obligations may be found in the Appendix following this Statement of Additional Information.

Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody's Investors Service, Inc. ("Moody's") and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their

Subadvisors to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's Subadvisors will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

Municipal Obligations. Municipal Bond Investments invests in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue.

For purposes of applying the Portfolio's diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The "issuer" of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

o the governmental agency, authority, instrumentality or other political subdivision that issued the security;

o the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

o    the guarantor of payment obligations on the municipal obligations.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer's pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer's taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer's general taxing power.

Private activity bonds include certain types of industrial development bonds ("IDBs") issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a "current earnings" adjustment for purposes of the federal corporate alternative minimum tax.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Portfolio's dividends are derived from interest on those bonds.

Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

Mortgage Backed Securities. Mortgage Backed Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Balanced Investments and Multi-Sector Fixed Income Investments may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

Mortgage backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolios' investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities.

Mortgage Backed Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Multi-Sector Fixed Income Investments and Balanced Investments may invest in government stripped mortgage related securities, collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that pay interest currently. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

Asset-Backed Securities ("ABS"). Intermediate Fixed Income Investments, Long-Term Bond Investments and Balanced Investments may each invest up to 5% of their assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in ABS. ABS may enhance a Portfolio's performance, however their use involves certain risks that may not be found in other mutual fund investments. The Portfolios will only invest in ABS that have received a AAA rating from both Moody's and S&P or an equivalent rating from another nationally recognized statistical rating organization.

Mortgage Dollar Roll Transactions. In order to enhance current income, Mortgage Backed Investments, Balanced Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

High Yield Securities. High Yield Investments and Multi-Sector Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds." Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisors, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited that those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline proportionately more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Subadvisor will consider the event in determining whether the Portfolio should continue to hold the security.

Non-Publicly Traded Securities. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Supranational Entities. International Fixed Income Investments, subject to the diversification requirements of the Code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

ADRs, EDRs and GDRs. The Portfolios may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

Eurodollar Instruments and Yankee Bonds. Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments may invest in Eurodollar certificates of deposit ("ECDs"), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. Long-Term Bond Investments may invest up to 15% of its assets in Yankee bonds.

Foreign Securities. The Portfolios may invest in the securities of non-U.S. issuers. The S&P 500 Index Investments may purchase common stocks of foreign corporations represented in the S&P 500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States) or in the form of ADRs.

Risks of Non-U.S. Investments. To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadvisor to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio's operation.

Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

Withholding and Other Taxes. The Portfolios will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to a Portfolio's investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Forward Currency Contracts. The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Subadvisor. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's Subadvisor to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

Options on Securities and Securities Indices. Each Portfolio, except Government Money Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. S&P 500 Index Investments may only purchase put and call options on the S&P 500 Index and will not use options for speculative purposes. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Covered Call and Put Options on Securities and Securities Indices. Each Portfolio, except Government Money Investments and S&P 500 Index Investments, may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The Portfolios, except Government Money Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option.

A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Subadvisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Related Options. Each Portfolio, except Government Money Investments, may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Subadvisor that such contracts are necessary or appropriate in the management of a Portfolio's assets. The S&P 500 Index Investments will enter into these contracts only for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will not exceed the sum of cash, short-term U.S. debt obligations or other high quality obligations set aside for this purpose.

A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadvisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to SSgA Funds Management Inc., may enter into index swaps. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal.

Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Portfolio believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.


U.S. Government Securities. The U.S. Government Securities in which the Portfolios may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Exchange Rate-Related U.S. Government Securities. Each Portfolio, except Government Money Investments and S&P 500 Index Investments, may invest up to 5% of its assets in U.S. Government Securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Subadvisor at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolios over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Custodial Receipts. Each Portfolio, other than Government Money Investments and S&P 500 Index Investments, may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Money Market Instruments. The S&P 500 Index Investments may invest up to 10% of its assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities, including U.S. Government Securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio's Subadvisor, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Portfolio, exceeds 10% of the Portfolio's total assets (or 15% of the assets of Multi-Sector Fixed Income Investments or S&P 500 Index Investments). In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse Repurchase Agreements. Emerging Markets Equity Investments may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio's shares will decrease faster than otherwise would be the case.

Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to Salomon Smith Barney unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

Illiquid Securities. Each Portfolio will not invest more than 10% of its net assets (except that Multi-Sector Fixed Income Investments and S&P 500 Index Investments will not invest more than 15% of their net assets) in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act") are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadvisor. The Subadvisors determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisors' application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

Temporary Investments. For temporary defensive purposes, during periods when a Subadvisor of a Portfolio, in consultation with the Manager, believes that pursuing a Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio's U.S. dollar-denominated temporary investments are managed by SBFM. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees.

For the same purposes, Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least "AA" by an NRSRO, or if unrated, are determined by the Subadvisor to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar- denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion;
(ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio's Subadvisor.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 9 through 13 may be changed by a vote of a majority of the Board of Trustees at any time.

Under the investment restrictions adopted by the Portfolios:

         1. A Portfolio, other than International Fixed Income Investments, will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

         2. A Portfolio, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

         3. A Portfolio will not issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

         4. A Portfolio will not borrow money, except that (a) a Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

         5. A Portfolio will not make loans. This restriction does not apply to:
(a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.

         6. A Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

         7. A Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the 1933 Act, as amended, in disposing of portfolio securities.

         8. A Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

         9. A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

         10. A Portfolio will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except that Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and S&P 500 Index Investments may engage in short sales on shares issued by Exchange Traded Funds, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         11. A Portfolio will not make investments for the purpose of exercising control or management.

         12. A Portfolio will not purchase any security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own more than 3% of any registered investment company's outstanding voting stock; more than 5% of the value of the Portfolio's total assets would be invested in securities of any one registered investment company; or more than 10% of the Portfolio's total assets would be invested in registered investment companies in general.

         13. A Portfolio will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid (except that Multi-Sector Fixed Income Investments and S&P 500 Index Investments will not invest more than 15% of their net assets in securities that are illiquid).

The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.

Department of Labor ("DOL") Exemption. The Trust may offer shares of its Portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans"). Because the Trust may offer shares of its Portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). Salomon Smith Barney has received a DOL exemption covering certain transactions in shares of the Portfolios. The full text of the DOL exemption may be found in Annex B of the Prospectus. The DOL exemption includes, among other things, a limitation on investments in the securities of affiliates of Salomon Smith Barney, including Citigroup, of one percent of a Portfolio's net assets. However, this percentage limitation may be exceeded where the amount held by the Subadvisor is used to replicate an established third party index such as the S&P 500 Index.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Portfolio are made by the Subadvisor(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by a Subadvisor, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadvisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadvisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadvisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadvisor will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Trust and the Subadvisor authorizes the Subadvisor, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Subadvisor or its affiliates exercise investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Subadvisor receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through Salomon Smith Barney and other affiliated broker-dealers if, in the judgment of its Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

The Portfolios will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney is a member, except to the extent permitted by the SEC.

The Portfolios may use Salomon Smith Barney and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadvisor, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. Salomon Smith Barney has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by Salomon Smith Barney to its most favored clients for comparable trades in comparable accounts.

               BROKERAGE COMMISSIONS PAID TO SALOMON SMITH BARNEY

The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2001:

----------------------------------- ------------------ ------------------- ------------------- -------------------
                                                                                               % of Total Dollar
                                                                           % of Total          Amount of
                                                                           Brokerage           Transactions
                                                       Commissions paid    Commissions paid    Involving
                                    Total Brokerage    to Salomon Smith    to Salomon Smith    Commissions Paid
Portfolio                           Commissions        Barney and          Barney and          to Salomon Smith
                                                       Affiliates          Affiliates          Barney and
                                                                                               Affiliates
----------------------------------- ------------------ ------------------- ------------------- -------------------
Balanced Investments                      $64,943                  $0                  0%                  0%
----------------------------------- ------------------ ------------------- ------------------- -------------------
Large Capitalization Value Equity       5,063,929              48,582               0.96                0.98
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Large Capitalization Growth             3,016,135               5,115               0.17                0.19
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Small Capitalization Value Equity       2,579,396              75,866               2.94                2.79
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Small Capitalization Growth             1,683,214                   0                  0                   0
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
International Equity Investments        2,458,272              17,870               0.73                0.80
----------------------------------- ------------------ ------------------- ------------------- -------------------
Emerging Markets Equity                 1,131,539              28,400               2.51                2.51
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
S&P 500 Index Investments                  92,981                   0                  0                   0
----------------------------------- ------------------ ------------------- ------------------- -------------------

Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments, Multi-Sector Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 2001.

The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2000:

----------------------------------- ------------------ ------------------- ------------------- -------------------
                                                                                               % of Total Dollar
                                                                           % of Total          Amount of
                                                                           Brokerage           Transactions
                                                       Commissions paid    Commissions paid    Involving
                                    Total Brokerage    to Salomon Smith    to Salomon Smith    Commissions Paid
Portfolio                           Commissions        Barney and          Barney and          to Salomon Smith
                                                       Affiliates          Affiliates          Barney and
                                                                                               Affiliates
----------------------------------- ------------------ ------------------- ------------------- -------------------
Balanced Investments                      $48,616              $2,550              5.25%               1.05%
----------------------------------- ------------------ ------------------- ------------------- -------------------
Large Capitalization Value Equity       2,619,944             58,133                2.22                1.88
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Large Capitalization Growth             1,547,137              3,240                0.21                0.15
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Small Capitalization Value Equity         736,866              5,964                0.81                0.42
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Small Capitalization Growth             1,959,457            12,474*                0.64                0.17
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
International Equity Investments        3,990,924             24,707                0.62                0.94
----------------------------------- ------------------ ------------------- ------------------- -------------------
Emerging Markets Equity                 1,861,903              13,190**             0.71                0.18
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
S&P 500 Index Investments                  31,840                     0                0                   0
----------------------------------- ------------------ ------------------- ------------------- -------------------

* Includes $4,488 for execution, research and statistical services.
* Includes $377 for execution, research and statistical services.

Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments, Multi-Sector Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 2000.

The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 1999:

----------------------------------- ------------------ ------------------- ------------------- -------------------
                                                                                               % of Total Dollar
                                                                           % of Total          Amount of
                                                                           Brokerage           Transactions
                                                       Commissions paid    Commissions paid    Involving
                                    Total Brokerage    to Salomon Smith    to Salomon Smith    Commissions Paid
Portfolio                           Commissions        Barney              Barney              to Salomon Smith
                                                                                               Barney
----------------------------------- ------------------ ------------------- ------------------- -------------------
Balanced Investments                     $144,938              $3,636                 2.51%            0.45%
----------------------------------- ------------------ ------------------- ------------------- -------------------
Large Capitalization Value Equity       2,358,891             91,291*               3.87              4.36
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Large Capitalization Growth               930,284                   0               0.00              0.00
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Small Capitalization Value Equity       1,604,130              17,682               1.10               0.51
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------
Small Capitalization Growth             1,633,318                   0               0.00
Investments                                                                                    0.00
----------------------------------- ------------------ ------------------- ------------------- -------------------
International Equity Investments        2,541,653               9,755               0.38               0.64
----------------------------------- ------------------ ------------------- ------------------- -------------------
Emerging Markets Equity                 1,585,052               1,261               0.08               0.08
Investments
----------------------------------- ------------------ ------------------- ------------------- -------------------

* Includes $8,906 for execution, research and statistical services.

Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments and High Yield Investments did not pay brokerage commissions during the year ended August 31, 1999. There is no information present for Multi-Sector Fixed Income Investments or S&P 500 Index Investments because both commenced operations on October 1, 1999.

PORTFOLIO TURNOVER

Government Money Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income and Emerging Markets Equity Investments may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. S&P 500 Index Investments generally seeks to invest for the long term, although it retains the right to sell securities irrespective of how long they have been held. Ordinarily, securities will be sold from S&P 500 Index Investments only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the index. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Because the Portfolios are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadvisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable a Portfolio to receive favorable tax treatment.

The Portfolios' portfolio turnover rates for the last two fiscal years were as follows:

------------------------------------------------------- ----------------- -----------------
                                                        Year Ended        Year Ended
Portfolio                                               August 31, 2001   August 31, 2000
------------------------------------------------------- ----------------- -----------------
Government Money Investments                                      N/A               N/A
------------------------------------------------------- ----------------- -----------------
Intermediate Fixed Income Investments                            325%              195%
------------------------------------------------------- ----------------- -----------------
Long-Term Bond Investments                                       405%              358%*
------------------------------------------------------- ----------------- -----------------
Municipal Bond Investments                                        23%               37%+
------------------------------------------------------- ----------------- -----------------
Mortgage Backed Investments                                       10%               28%
------------------------------------------------------- ----------------- -----------------
High Yield Investments                                            81%              129%
------------------------------------------------------- ----------------- -----------------
Balanced Investments                                             304%              303%
------------------------------------------------------- ----------------- -----------------
Large Capitalization Value Equity Investments                     79%               78%
------------------------------------------------------- ----------------- -----------------
Large Capitalization Growth Investments                          115%               59%
------------------------------------------------------- ----------------- -----------------
Small Capitalization Value Equity Investments                     63%               72%
------------------------------------------------------- ----------------- -----------------
Small Capitalization Growth Investments                           80%              110%
------------------------------------------------------- ----------------- -----------------
International Equity Investments                                  64%               75%
------------------------------------------------------- ----------------- -----------------
International Fixed Income Investments                           293%              225%
------------------------------------------------------- ----------------- -----------------
Emerging Markets Equity Investments                               83%              110%
------------------------------------------------------- ----------------- -----------------
Multi-Sector Fixed Income Investments                            149%              249%
------------------------------------------------------- ----------------- -----------------
S&P 500 Index Investments                                        175%               54%
------------------------------------------------------- ----------------- -----------------

*Long-Term Bond Investments increased its portfolio turnover because of the subadvisor's reaction to fixed income market conditions which initiated increased investments in U.S. Treasury securities and short term fixed income securities in order to adjust the duration and maturity of the Portfolio.

+Municipal Bond Investments decreased its portfolio turnover because its Subadvisor was satisfied with positions held in the Portfolio and did not believe it was necessary to significantly change the composition of the Portfolio.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager; Subadvisors; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). Each Subadvisor serves as investment advisor to a Portfolio pursuant to separate written agreements with the Portfolios ("Advisory Agreements"). SBFM serves as administrator to the Portfolios pursuant to a written agreement ("Administration Agreement").

The Portfolios bear their own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisors, and SBFM. Included among the Portfolios' expenses are costs incurred in connection with a Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SBFM generally oversees all aspects of the Trust's administration and operations including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust; preparing reports to the Trust's shareholders and preparing tax returns, reports to and filings with the SEC and state blue sky authorities.

Under the Management Agreement, each Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SBFM pays each Subadvisor, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis. The Subadvisor for each Portfolio, as well as the maximum allowable annual management fee and advisory fee paid by SBFM to each Subadvisor are indicated below:

                                                                                              Maximum
                                                                                             Allowable
                                                                                              Annual
                                                                           Subadvisor       Management
Portfolio                  Subadvisors                                         Fee              Fee
----------------------------------------------------------------------------------------------------------
Government Money Investments
                           Standish Mellon Asset Management LLC
                                    on the first $100 million                0.15%             0.15%
                                    on the amount over $100 million          0.10              0.15

High Yield Investments
                           Alliance Capital Management L.P.                  0.30              0.70
                           Western Asset Management Company                  0.30              0.70

Intermediate Fixed Income Investments
                           BlackRock Financial Management, Inc.
                                    on the first $500 million                0.20              0.40
                                    on the amount over $500 million          0.15              0.40
                           Pacific Investment Management Co.                 0.25              0.40
                           Metropolitan West Asset Management, LLC           0.20              0.40

Long-Term Bond Investments
                           Western Asset Management Company                  0.20              0.40

Municipal Bond Investments
                           Smith Affiliated Capital Corporation              0.20              0.40

Mortgage Backed Investments
                           Utendahl Capital Management CFI                   0.25              0.50

Balanced Investments
                           Laurel Capital Advisors, LLP                      0.30              0.60
                           Seix Investment Advisors Inc.                     0.25              0.60

                                                                                              Maximum
                                                                                             Allowable
                                                                                              Annual
                                                                           Subadvisor       Management
Portfolio                  Subadvisors                                         Fee              Fee
-----------------------------------------------------------------------------------------------------------
Large Capitalization Value Equity Investments
                           Barclays Global Fund Advisors                     0.02%             0.60%
                           The Boston Co. Asset Management, LLC.:
                                    on the first $250 million                0.30              0.60
                                    on the amount over $250 million          0.25              0.60
                           Parametric Portfolio Associates:
                                    on the first $300 million                0.20              0.60
                                    on the amount over $300 million          0.15              0.60
                           Chartwell Investment Partners
                                    on the first $250 million                0.30              0.60
                                    on the amount over $250 million          0.25              0.60
                           Alliance Capital Management L.P.
                                    on the first $200 million                0.35              0.60
                                    on the amount over $200 million          0.30              0.60

Large Capitalization Growth Investments
                           Turner Investment Partners, Inc.:
                                    on the first $300 million                0.35              0.60
                                    on the amount over $300 million          0.30              0.60
                           Barclays Global Fund Advisors                     0.02              0.60
                           TCW Investment Management Co.:
                                    on the first $500 million                0.40              0.60
                                    on the amount over $500 million          0.35              0.60


 Small Capitalization Value Equity Investments
                           NFJ Investment Group
                                    on the first $450 million                0.50              0.80
                                    on the amount over $450 million          0.45              0.80
                           Rutabaga Capital Management LLC                   0.50              0.80
                           Mellon Capital Management Corp.                   0.06              0.80
                           Furman Selz Capital Management LLC                0.40              0.80


 Small Capitalization Growth Investments
                           Wall Street Associates                            0.50              0.80
                           Mellon Capital Management Corp.                   0.06              0.80
                           Westpeak Investment  Advisors, L.P.               0.50              0.80
                           Kern Capital Management  LLC                      0.50              0.80
                           Westfield Capital Management Co., Inc.            0.50              0.80

                                                                                              Maximum
                                                                                             Allowable
                                                                                              Annual
                                                                           Subadvisor       Management
Portfolio                  Subadvisors                                         Fee              Fee
---------------------------------------------------------------------------------------------------------
International Equity Investments

                           Oechsle International Advisors, LLC               0.40%             0.70%
                           SSgA Funds Management, Inc.                       0.06              0.70
                           Deutsche Asset Management, Inc.                   0.50              0.70
                           Brandywine Asset Management, Inc.
                                    On the first $150 million                0.45              0.70
                                    On the amount over $150 million          0.25              0.70

International Fixed Income Investments
                           Julius Baer Investment Management Inc.            0.25              0.50

Emerging Markets Equity Investments
                           Foreign & Colonial Emerging Markets Ltd.          0.60              0.90
                           SsgA Funds Management, Inc.                       0.60              0.90

Multi-Sector Fixed Income Investments
                           Metropolitan West Asset Management Co.            0.20              0.65
                           Western Asset Management Co.                      0.20              0.65
                           Utendahl Capital Management CFI                   0.25              0.65

S&P 500 Index Investments
                           Barclays Global Fund Advisors                     0.02              0.02

For the fiscal year ended August 31, 2001, the Portfolios accrued investment management and administration fees as follows:

  ------------------------------------------------------- ----------------------- --------------------------
  Portfolio                                                   Management Fee          Administration Fee
  ------------------------------------------------------- ----------------------- --------------------------
  Government Money Investments                                        $330,635                   $440,853
  ------------------------------------------------------- ----------------------- --------------------------
  High Yield Investments                                             1,467,585                    419,310
  ------------------------------------------------------- ----------------------- --------------------------
  Intermediate Fixed Income Investments                              1,937,924                    918,197
  ------------------------------------------------------- ----------------------- --------------------------
  Long-Term Bond Investments                                           271,203                    135,601
  ------------------------------------------------------- ----------------------- --------------------------
  Municipal Bond Investments                                           155,880                     77,940
  ------------------------------------------------------- ----------------------- --------------------------
  Mortgage Backed Investments                                          477,750                    191,100
  ------------------------------------------------------- ----------------------- --------------------------
  Balanced Investments                                                 285,967                     99,021
  ------------------------------------------------------- ----------------------- --------------------------
  Large Capitalization Value Equity Investments                      8,136,511                  3,589,330
  ------------------------------------------------------- ----------------------- --------------------------
  Large Capitalization Growth Investments                            8,834,149                  3,942,372
  ------------------------------------------------------- ----------------------- --------------------------
  Small Capitalization Value Equity Investments                      4,439,486                  1,521,274
  ------------------------------------------------------- ----------------------- --------------------------
  Small Capitalization Growth Investments                            7,003,613                  2,092,586
  ------------------------------------------------------- ----------------------- --------------------------
  International Equity Investments                                   6,682,515                  2,235,298
  ------------------------------------------------------- ----------------------- --------------------------
  International Fixed Income Investments                             1,065,475                    426,190
  ------------------------------------------------------- ----------------------- --------------------------
  Emerging Markets Equity Investments                                2,302,788                    511,731
  ------------------------------------------------------- ----------------------- --------------------------
  Multi-Sector Fixed Income Investments                                140,144                     64,245
  ------------------------------------------------------- ----------------------- --------------------------
  S&P 500 Index Investments                                              8,447                     42,235
  ------------------------------------------------------- ----------------------- --------------------------


For the fiscal year ended August 31, 2001, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments - $305,352; Multi-Sector Fixed Income Investments - $55,692; Mortgage Backed Investments - $146,252; Balanced Investments - $164,803 and S&P 500 Investments - $142,185.

For the fiscal years ended August 31, 2000 and 1999 the Portfolios accrued investment management and administration fees as follows:

                                                  --------------------------------------- ---------------------------------------
                                                                   2000                                    1999
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Portfolio                                         Management Fee      Administration Fee  Management Fee     Administration Fee
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Government Money Investments                              $353,955            $542,112           $497,007             $662,677
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
High Yield Investments                                     797,658             227,902            923,581              263,880
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Intermediate Fixed Income Investments                    2,652,133           1,280,232          2,448,152            1,224,478
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Long-Term Bond Investments                                 356,034             178,017            559,894              279,947
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Municipal Bond Investments                                 225,438             112,719            284,311              142,156
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Mortgage Backed Investments                                550,030             220,012            732,616              293,046
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Balanced Investments                                       400,180             137,760            436,950              148,790
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Large Capitalization Value Equity Investments            8,722,993           3,753,593          9,718,618            3,901,989
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Large Capitalization Growth Investments                 10,060,076           5,084,520          8,640,613            4,546,476
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Small Capitalization Value Equity Investments            4,199,206           1,513,068          4,638,188            1,530,784
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Small Capitalization Growth Investments                  8,804,328           2,862,089          6,456,592            2,077,503
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
International Equity Investments                         9,305,764           3,299,702          6,938,953            2,706,824
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
International Fixed Income Investments                   1,219,508             485,469          1,165,291              475,963
------------------------------------------------- ------------------- ------------------- ------------------ --------------------

                                                  --------------------------------------- ---------------------------------------
                                                                   2000                                    1999
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Portfolio                                         Management Fee      Administration Fee  Management Fee     Administration Fee
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Emerging Markets Equity Investments                     $2,491,540            $553,676         $2,444,974             $536,702
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
Multi-Sector Fixed Income Investments                       98,644              50,248                N/A                  N/A
------------------------------------------------- ------------------- ------------------- ------------------ --------------------
S&P 500 Index Investments                                    5,314                   0                N/A                  N/A
------------------------------------------------- ------------------- ------------------- ------------------ --------------------

For the fiscal year ended August 31, 2000, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments - $413,632; Multi-Sector Fixed Income Investments - $94,359; Mortgage Backed Investments - $179,068; Balanced Investments - $106,924 and S&P 500 Index Investments - $26,570.

For the fiscal year ended August 31, 1999, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments - $364,437 and Mortgage Backed Investments - $163,318.

The Manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Trust's Portfolios so that the Manager would retain, as its annual management fee, no more than 0.80% of each such Portfolio's average daily net assets.

SBFM, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware Limited Liability Company in 1999. SBFM is a registered investment adviser. SBFM renders investment advice to investment companies that had aggregate assets under management as of November 30, 2001 in excess of $121 billion. The Consulting Group, a division of SBFM, has extensive experience in providing investment advisor selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager's comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and annually conducts over 300 on-sight evaluation visits to advisors. As of September 30, 2001, the Consulting Group provided services with respect to over $228.4 billion in client assets representing more than 666,779 separate accounts under a variety of programs designed for individual and institutional investors.

The Manager and each Subadvisor pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisors bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Subadvisor manages the securities held by the Portfolio it serves in accordance with that Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisors for the Portfolios and thereafter monitoring each Subadvisor's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisors. In evaluating prospective Subadvisors, the Manager considers, among other factors, each Subadvisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Subadvisors and ultimately recommending to the Board of Trustees whether Subadvisors' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadvisor, custodian, transfer agent or administrator.

Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisors. However, the Manager's decisions, including the identity of a Subadvisor and the specific amount of the Manager's compensation to be paid to a Subadvisor, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates.

Investors should also be aware that through Smith Barney Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadvisor and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific Portfolios of the trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act which would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisors. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to the Subadvisors and ensure that the Subadvisors comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadvisor and its investment advisory contract within 90 days of the engagement of new Subadvisor; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, its investment adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the Trust's code of ethics is on file with the SEC.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

Organization of the Trust. The Trust has been organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PFPC Trust Company (successor by assignment from PNC Bank, N.A.) and JP Morgan Chase Inc., the Trust's custodians, maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE OF SHARES

Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with Salomon Smith Barney. Payment for Portfolio shares must be made by check directly to Salomon Smith Barney or to a broker that clears securities transactions through Salomon Smith Barney. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

Shares of the Portfolios are available exclusively to participants in Advisory Services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

The TRAK(R) Personalized Investment Advisory Service ("TRAK") sponsored by Salomon Smith Barney is one such advisory service. Under the TRAK, program the Consulting Group, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisers other than the Consulting Group, or who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

REDEMPTION OF SHARES

Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Portfolio's shareholders.

REDEMPTIONS IN KIND

If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

NET ASSET VALUE

Each Portfolio's net asset value per share is calculated by SBFM on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of that Portfolio's shares could be significantly affected.

Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by SBFM after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at fair value as determined by the pricing service. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by the Board of Trustees. In carrying out the Board's valuation policies, SBFM may consult with an independent pricing service retained by the Trust.

The valuation of the securities held by a Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

DETERMINATION OF PERFORMANCE

From time to time, the Trust may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders.

Yield and Equivalent Taxable Yield

For a Portfolio other than Government Money Investments, the 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                           YIELD = 2 x [(a - b + 1)/6/ - 1]
                                         -----
                                          cd

Where:
         a = dividends and interest earned during the period.

         b= expenses accrued for the period (net of reimbursement), including a ratable portion of the maximum annual fee for participation in TRAK.

         c= the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d= the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

A Portfolio's equivalent taxable 30-day yield is computed by dividing the portion of the Portfolio's 30-day yield that is tax exempt by one minus a stated income tax rate and adding the product to any portion of the Portfolio's yield that is not tax exempt.

The yield for Municipal Bond Investments for the 30-day period ended August 31, 2001 was 3.88%. The equivalent taxable yield for that same period was 6.42%, assuming the payment of Federal income taxes at a rate of 39.6%.

The yields for the thirty-day period ended August 31, 2001 for the following funds were:

Portfolio
-----------------------------------------------------------
Long-Term Bond Investments                             4.80%
Intermediate Fixed Income Investments                  5.14
International Fixed Income Investments                 4.48
Mortgage-Backed Investments                            6.11
High Yield Investments                                 9.10

The yield for Government Money Investments is computed by: (a) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven day period for which yield is to be quoted; (b) subtracting a hypothetical charge reflecting deductions from shareholder accounts; (c) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (d) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Portfolio may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

Investors should recognize, that in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Portfolio. In periods of rising interest rates the opposite can be expected to occur.

For the seven-day period ended August 31, 2001, the yield for the Government Money Investments portfolio was 3.16% (the effective yield was 3.21%) with an average dollar-weighted portfolio maturity of 76 days.

Average Annual Total Return

From time to time, the Trust may advertise a Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in that Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of a Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by a Portfolio during the period are reinvested in shares of that Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolios' operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect Salomon Smith Barney Advisory Service fees

(provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

A Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

                                  P(1+T)/n/ = ERV

Where:
         P =      a hypothetical initial payment of $1,000
         T =      average annual total return, including the effect of the
                  maximum annual fee for participation in TRAK.
         n =      number of years
         ERV =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. Consequently, the given performance quotations should not be considered as representative of a Portfolio's performance for any specified period in the future.

A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and other industry publications.

The Portfolios' average annual total returns without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

------------------------------------------------------- ------------------ ------------------ -----------------
                                                         From September     From September     From Inception****
                                                         1, 2000 through    1, 1996 through    through August
Portfolio                                                August 31, 2001    August 31, 2001       31, 2001
------------------------------------------------------- ------------------ ------------------ -----------------
Government Money Investments                                      5.04%            5.02%               4.49%
------------------------------------------------------- ------------------ ------------------ -----------------
High Yield Investments*                                         (2.27)%              N/A             (3.11)%
------------------------------------------------------- ------------------ ------------------ -----------------
Intermediate Fixed Income Investments                            12.57%            7.06%               6.61%
------------------------------------------------------- ------------------ ------------------ -----------------
Long-Term Bond Investments                                       11.98%            8.59%               6.98%
------------------------------------------------------- ------------------ ------------------ -----------------
Municipal Bond Investments                                       10.44%            6.22%               6.04%
------------------------------------------------------- ------------------ ------------------ -----------------
Mortgage Backed Investments                                      11.47%            7.62%               6.77%
------------------------------------------------------- ------------------ ------------------ -----------------
Multi-Sector Fixed Income Investments+                            9.26%              N/A               8.21%
------------------------------------------------------- ------------------ ------------------ -----------------
Balanced Investments**                                         (11.33)%            8.10%               9.09%
------------------------------------------------------- ------------------ ------------------ -----------------
Large Capitalization Value Equity Investments                   (1.96)%           12.37%              11.57%
------------------------------------------------------- ------------------ ------------------ -----------------
Large Capitalization Growth Investments                        (45.61)%            9.64%              10.83%
------------------------------------------------------- ------------------ ------------------ -----------------
Small Capitalization Value Equity Investments                    19.98%           12.20%              10.82%
------------------------------------------------------- ------------------ ------------------ -----------------
Small Capitalization Growth Investments                        (34.21)%            4.70%              13.14%
------------------------------------------------------- ------------------ ------------------ -----------------
International Equity Investments                               (28.67)%            3.64%                5.84
------------------------------------------------------- ------------------ ------------------ -----------------
International Fixed Income Investments                            3.80%            1.58%               6.09%
------------------------------------------------------- ------------------ ------------------ -----------------
Emerging Markets Equity Investments***                         (30.34)%          (7.99)%             (4.38)%
------------------------------------------------------- ------------------ ------------------ -----------------
S&P 500 Index Investments+                                     (24.58)%              N/A             (5.79)%
------------------------------------------------------- ------------------ ------------------ -----------------

----------

*     High Yield Investments commenced operations on July 13, 1998.
**    Balanced Investments commenced operations on February 16, 1993.
***   Emerging Market Equity Investments commenced operations on April 21, 1994.
****  The remaining Portfolios commenced operations on November 18, 1991.
+ Multi-Sector Fixed Income Investments and S&P 500 Index Investments commenced operations on October 1, 1999.

The Portfolios' average annual total returns with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

------------------------------------------------------- -------------------- ------------------ -----------------
                                                         From September 1,    From September    From Inception****
                                                           2000 through       1, 1996 through    through August
Portfolio                                                 August 31, 2001     August 31, 2001       31, 2001
------------------------------------------------------- -------------------- ------------------ -----------------
Government Money Investments                                        3.47%              3.45%             2.93%
------------------------------------------------------- -------------------- ------------------ -----------------
High Yield Investments*                                           (2.54)%                N/A           (3.34)%
------------------------------------------------------- -------------------- ------------------ -----------------
Intermediate Fixed Income Investments                              12.37%              6.86%             6.41%
------------------------------------------------------- -------------------- ------------------ -----------------
Long-Term Bond Investments                                         11.77%              8.39%             6.79%
------------------------------------------------------- -------------------- ------------------ -----------------
Municipal Bond Investments                                         10.25%              6.03%             5.85%
------------------------------------------------------- -------------------- ------------------ -----------------
Mortgage Backed Investments                                        11.27%              7.42%             6.56%
------------------------------------------------------- -------------------- ------------------ -----------------
Multi-Sector Fixed Income Investments+                              9.06%                N/A             8.01%
------------------------------------------------------- -------------------- ------------------ -----------------
Balanced Investments**                                           (11.47)%              7.95%             8.92%
------------------------------------------------------- -------------------- ------------------ -----------------
Large Capitalization Value Equity Investments                     (2.09)%             12.23%            11.41%
------------------------------------------------------- -------------------- ------------------ -----------------
Large Capitalization Growth Investments                          (45.66)%              9.55%            10.71%
------------------------------------------------------- -------------------- ------------------ -----------------
Small Capitalization Value Equity Investments                      19.83%             12.05%            10.66%
------------------------------------------------------- -------------------- ------------------ -----------------
Small Capitalization Growth Investments                          (34.28)%              4.61%            13.02%
------------------------------------------------------- -------------------- ------------------ -----------------
International Equity Investments                                 (28.78)%              3.50%             5.69%
------------------------------------------------------- -------------------- ------------------ -----------------
International Fixed Income Investments                              3.58%              1.39%             5.89%
------------------------------------------------------- -------------------- ------------------ -----------------
Emerging Markets Equity Investments***                           (30.52)%            (8.19)%           (4.58)%
------------------------------------------------------- -------------------- ------------------ -----------------
S&P 500 Index Investments+                                       (24.73)%                N/A           (5.97)%
------------------------------------------------------- -------------------- ------------------ -----------------

-----------------
*     High Yield Investments commenced operations on July 13, 1998.
**    Balanced Investments commenced operations on February 16, 1993.
***   Emerging Market Equity Investments commenced operations on April 21, 1994.
****  The remaining Portfolios commenced operations on November 18, 1991.
+ Multi-Sector Fixed Income Investments and S&P 500 Index Investments commenced operations on October 1, 1999.

TAXES

The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. In addition to the considerations described below, there may be other federal, state, local or foreign tax applications to consider. The summary does not address all of the potential federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in a Portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

Each Portfolio intends to continue to qualify in each year as a separate "regulated investment company" under the Code, by complying with certain requirements regarding the sources and distribution of its income and the diversification of its assets. Provided that a Portfolio (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, any excess of its net short-term capital gain over its net long-term capital loss) for a taxable year and 90% of its tax-exempt interest income (reduced by certain expenses for that year), it will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders in compliance with the Code's timing and other requirements.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio's distributions, to the extent derived from its current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as a long-term capital gain or as tax-exempt interest. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

In order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, a Portfolio may make an additional distribution shortly before or shortly after December 31 in each year of any undistributed ordinary income or capital gains. Each Portfolio generally will seek to pay any additional dividends and distributions necessary to avoid the application of this tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or AMT-Subject Bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some or all of Municipal Bond Investments' exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Municipal Bond Investments' dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

As described above, a Portfolio may invest in certain types of warrants, foreign currencies, forward contracts, options and futures contracts. The Portfolios anticipate that these investment activities will not prevent them from qualifying as regulated investment companies.

A Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by that Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. Each Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

As a general rule, a Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be recharacterized as ordinary income or losses, as described below.

The Portfolios, other than Government Money Investments, Intermediate Fixed Income Investments, Municipal Bond Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments, expect to realize a significant amount of net long-term capital gains that will be distributed as described in the Prospectus. Distributions of net realized long-term capital gains ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Portfolio shares, and will be designated as capital gain dividends in a written notice mailed to the shareholders after the close of the Portfolio's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share held for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above with respect to Municipal Bond Investments) on the sale or exchange of the share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or
(2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

A Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

On August 31, 2001, the unused capital loss carryovers, by Portfolio, were approximately as follows: Government Money Investments, $41,000; Intermediate Fixed Income Investments, $13,180,000; Long-Term Bond Investments, $393,000;, Municipal Bonds Investments, $2,808,000; Mortgage-Backed Investments, $1,006,000; High Yield Investments, $10,186,000; Multi-Sector Fixed Income Investments, $13,000; International Fixed Income Investments, $6,061,000; and Emerging Markets Equity Investments, $86,555,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

PORTFOLIO                          August 31,
(in thousands)                       2003        2004           2005           2006        2007           2008           2009
Government Money                  $    12     $     8             --             --          --        $    10        $    11
Intermediate Fixed Income              --     $ 1,106        $   774             --          --         11,300             --
Long-Term Bond                         --          --             --             --          --            393             --
Municipal Bonds                        --          --             --             --          --            733          2,075
Mortgage Backed                        --          --             --             --          --            589            417
High Yield                             --          --             --             --          --          4,320          5,866
International Fixed Income             --          --             --             --          --          1,461          4,600
Emerging Markets Equity                --          --             --             --     $83,792             --          2,763

Dividends and Distributions

For federal income tax purposes, taxable dividends declared by a Portfolio in October, November or December as of a record date in such a month and which are actually paid in January of the following year will be taxable to shareholders as if they were paid on December 31 of the year in which they are declared rather than in the year in which shareholders actually receive the dividends.

As a general rule, a shareholder's gain or loss on a redemption or other disposition of Portfolio shares that is treated as a sale under the Code will be a long-term capital gain or loss if the shareholder has held his or her Portfolio shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Portfolio shares for one year or less.

A Portfolio may realize net long-term capital gains. Distributions of the excess (if any) of net long-term capital gain over net short-term capital loss ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of whether received in cash or reinvested in additional shares or how long a shareholder has held Portfolio shares. If a shareholder receives a capital gain dividend with respect to any share and redeems, sells or otherwise disposes of the share before it has been held for more than six months, then any loss, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Additionally, any loss realized on a redemption, exchange or other disposition of Portfolio shares generally will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.

Dividends paid from taxable net investment income and distributions of any excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, regardless of how long shareholders have held their Portfolio shares and whether such dividends and distributions are received in cash or reinvested in additional Portfolio shares. Dividends paid by a Portfolio that are declared from net investment income and are attributable to qualifying dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of a Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government Obligations.

If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 30.5% (30% for 2002) "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The

"backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

DISTRIBUTOR

Effective June 5, 2000, Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013 replaced CFBDS, Inc. as the Portfolio's distributor. Prior to June 5, 2000, CFBDS, Inc., located at 20 Milk Street, Boston, Massachusetts 02109-5408 served as the Portfolio's distributor. Salomon Smith Barney serves as the Portfolio's distributor on a best efforts basis pursuant to a written agreement, which was approved by the Trustees of the Trust.

CUSTODIANS, TRANSFER AGENT AND SUB-TRANSFER AGENT

PFPC Trust Company (successor as assigned by PNC bank, National Association) is located at 8800 Tinicum Blvd., Philadelphia, Pennsylvania 19153 and JP Morgan Chase ("Chase") located at Chase MetroTech Center, Brooklyn, New York 11245, serve as the custodians for the Trust. Under their respective custodian agreements with the Trust, each custodian is authorized to establish separate accounts for foreign securities owned by the appropriate Portfolios to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, each custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate Portfolio, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

Travelers Bank & Trust, fsb, located at 125 Broad Street, New York, New York 10004, serves as each Portfolio's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and a Portfolio, distributes dividends and distributions payable by a Portfolio and produces statements with respect to account activity for a Portfolio and its shareholders. For these services, the transfer agent receives fees from each Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for each Portfolio during the month and is reimbursed for out-of-pocket expenses.

PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as each Portfolio's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and a Portfolio and distributes dividends and distributions payable by a Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

The Trust's Annual Report for the fiscal year ended August 31, 2001 is incorporated herein by reference in its entirety. The Annual Report was filed on November 9, 2001, Accession Number 0000950109-01-504836.

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Smith Barney Fund Management LLC. S&P 500 Index Investments (the "Portfolio") is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Smith Barney Fund Management LLC is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Smith Barney Fund Management LLC or the Portfolio. S&P has no obligation to take the needs of Smith Barney Fund Management LLC or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio's shares or the timing of the issuance or sale of the Portfolio's shares or in the determination or calculation of the equation by which Portfolio shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Portfolio shares.



S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                     APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND AND NOTE RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (..)- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR- Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


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

PART A

PART B

PART C

Item 23. Exhibits

(a)(1) Master Trust Agreement is incorporated by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on May 24, 1991 (the "Registration Statement").

(a)(2) Amendment No. 1 to Master Trust Agreement is incorporated by reference to the Registration Statement.

(a)(3) Amendment No. 2 to Master Trust Agreement is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A as filed with the Commission on July 22, 1991 ("Pre-Effective Amendment No. 1").

(a)(4) Amendment No. 3 to Master Trust Agreement is incorporated by reference to Post-Effective Amendment No. 6 ("Post-Effective Amendment No. 6") to the Registration Statement on Form N-1A filed on March 18, 1994.

(b)(1) By-Laws are incorporated by reference to the Registration Statement.

(b)(2) Amended and Restated By-Laws are incorporated by reference to Pre-Effective Amendment No. 1.

(c) Not Applicable.

(d)(1) Investment Management Agreement dated July 30, 1993 between the Registrant and The Consulting Group, a division of Smith, Barney Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3") to the Registration Statement on Form N-1A filed with the Commission on October 29, 1993.

(d)(2) Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Smith Affiliated Capital Corp. relating to Registrant's Municipal Bond Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(3) Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Atlantic Portfolio Analytics & Management, Inc. relating to Registrant's Mortgage Backed Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(4) Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Seix Investment Advisors Inc. relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28 ("Post-Effective Amendment No. 28") to the Registration Statement on Form N-1A filed with the Commission on December 23, 1999.

(d)(4) Investment Advisory Agreement dated January 4, 1999 between Mutual Management Corp. and Laurel Capital Advisors, LLP relating to Registrant's Balanced Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(6) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Smith, Barney Advisers, Inc.) and Standish, Ayer & Wood, Inc. relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d)(7) Investment Advisory Agreement dated July 30, 1993 between Smith, Barney Advisers, Inc. and Julius Baer Investment Management Inc. relating to Registrant's International Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 3.

(d)(8) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and NFJ Investment Group Inc. relating to Registrant's Small Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No.27.

(d)(9) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. (Formerly Smith Barney Mutual Funds Management Inc.) and The Boston Company Asset Management LLC relating to Registrant's Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(10) Investment Advisory Agreement dated March 10, 1995 between Smith Barney Mutual Funds Management Inc. and Parametric Portfolio Associates, Inc. relating to Registrant's Large Capitalization Value Equity Investments Portfolio is to be filed by amendment.

(d)(11) Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Provident Investment Counsel relating to Registrant's Large Capitalization Growth Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(12) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Standish, Ayer & Wood, Inc. relating to Registrant's Government Money Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(13) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and Oechsle International Advisors L.P. relating to Registrant's International Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 28.

(d)(14) Investment Advisory Agreement dated March 3, 1994 between Smith, Barney Advisers, Inc. and John Govett & Company, Ltd. relating to Registrant's Emerging Markets Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 6.

(d)(15) Administration Agreement dated June 2, 1994 between the Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 16.

(d)(16) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC. (formerly Mutual Management Corp. and SSBC Fund Management Inc.) and Western Asset Management Company relating to Long-Term Bond Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(17) Investment Advisory Agreement dated June, 1997 between Smith Barney Mutual Funds Management Inc. and Wall Street Associates relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed.

(d)(18) Investment Advisory Agreement dated November 18,1997 between Smith Barney Mutual Funds Management Inc. and Westpeak Investment Advisors, LP relating to Small Capitalization Growth Investments is Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed.

(d)(19) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(20) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Mellon Capital Management Corporation relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(21) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(22) Investment Advisory Agreement dated January 11, 1999 between Mutual Management Corp. and Barclays Global Fund Advisors relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(23) Investment Advisory Agreement dated April 1, 1998 between Mutual Management Corp. and David L. Babson & Co. Inc. relating to Small

Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(24) Investment Advisory Agreement dated June 15, 1998 between Mutual Management Corp. and Alliance Capital Management L.P. relating to Large Capitalization Value Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(25) Investment Advisory Agreement dated October 1, 1998 between Mutual Management Corp. and State Street Global Advisors relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(25) Investment Advisory Agreement dated July 15, 1998 between Mutual Management Corp. and State Street Global Advisors relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(26) Investment Advisory Agreement dated August 3, 1998 between Mutual Management Corp. and Baring Asset Management, Inc. relating to Emerging Markets Equity Investments is incorporated by reference to Post-Effective Amendment No. 28.

(d)(27) Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Pegasus Investments, Inc. relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(28) Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and State Street Global Advisors relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(29) Investment Advisory Agreement dated April 15, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Calamos Asset Management relating to Registrant's Multi-Strategy Market Neutral Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(30) Investment Advisory Agreement dated October 1 , 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Standish, Ayer & Wood, Inc. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(31) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and National Asset Management Corp. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(32) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Atlantic Portfolio Analytics and Management Inc. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(33) Investment Advisory Agreement dated October 1, 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc.

and Mutual Management Corp.) and Alliance Capital Management, L.P. relating to Registrant's Multi-Sector Fixed Income Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(34) Investment Advisory Agreement dated October 1 , 1999 between SSB Citi Fund Management LLC (formerly SSBC Fund Management Inc. and Mutual Management Corp.) and Barclays Global Fund Advisors relating to Registrant's S & P 500 Index Investments is incorporated by reference to Post-Effective Amendment No. 27.

(d)(35) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Chartwell Investment Partners relating to Registrant's Large Capitalization Value Equity Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(d)(36) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Kern capital Management LLC relating to Small Capitalization Growth Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(37) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. (formerly Mutual Management Corp.) and Marvin & Palmer Associates relating to International Equity Investments is incorporated by reference to Post-Effective Amendment No.27.

(d)(38) Investment Advisory Agreement dated April 1, 1999 between SSBC Fund Management Inc. and Pacific Investment Management Co. relating to Registrant's Intermediate Fixed Income Investments Portfolio is incorporated by reference to Post-Effective Amendment No. 27.

(e)(1) Distribution Agreement dated July 30, 1993 between the Registrant and Smith Barney Shearson Inc. is incorporated by reference to Post-Effective Amendment No. 3.

(e)(2) Form of Distribution Agreement between the Registrant and CFBDS Inc. is incorpotated by reference to Post-Effective Amendment No.23.

(e)(3) Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A as filed on July 26, 2000
("Post-Effective Amendment No. 30").

(f) Not Applicable.

(g)(1) Custody Agreements between the Registrant and PNC Bank and Morgan Guaranty and Trust Company dated March 3, 1995 and August 24, 1995, respectively, are incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A as filed on November 2, 1995.

(g) (2) Custody Agreement between the Registrant and Chase Manhattan Bank dated December 6, 1996 is to be filed by amendment.

(h) (1) Transfer Agency and Registrar Agreement between the Registrant and The Shareholder Services Group, Inc., dated September 26, 1993, is incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on December 30, 1993.

(h) (2) Form of Transfer Agency Agreement between the Registrant and Smith Barney Private Trust Company (Currently known as Citi Fiduciary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.

(h) (3) Form of Sub-Transfer Agency Agreement between the First Data Investor Services Group Inc. (Currently known as PFPC Global Fund Services) and Smith Barney Private Trust Company (Currently known as Citi Fiducaiary Trust Company) is incorporated by reference to Post-Effective Amendment No. 30.


(i) Opinion of Willkie Farr & Gallagher, including Consent, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on November 2, 1995.

(j) Auditors' Consent is filed herein.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated by reference to Post-Effective Amendment No. 1.

(m) Not Applicable.

(n) Not Applicable.

(o) Not Applicable.

(p)(1)Code of Ethics-North America is incorporated by reference to Post-Effective Amendment No. 30.

(p)(2)Code of Ethics of Sub-Advisers will be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant

None.

Item 25. Indemnification

     Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A as filed on January 7, 1993.

Item 26(a) Business and Other Connections of Investment Advisors

     Investment Manager - The Consulting Group

     The Consulting Group and its predecessor have been in the investment counseling business since 1973. The Consulting Group is a division of Smith Barney Fund Management LLC ("SBFM")(formerly known as SSB Citi Fund Management
LLC), which was incorporated in 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is in turn a wholly owned subsidiary of Citigroup Inc.

         The list required by this Item 26 of officers and directors of SSB Citi and the Consulting Group, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by SSB Citi on behalf of the Consulting Group pursuant to the Advisers Act (SEC File No. 801-8314).

Item 26.(b) Business and Other Connections of Advisors

         Advisors - Standish Mellon Asset Management.

         Standish Mellon Asset Management ("SMAM") serves as investment advisor to Government Money Investments. SMAM is registered as a commodity trading adviser with the National Futures Association. SAW has been registered as an investment advisor under the Advisers Act since 1940. SMAM provides investment advisory services to individuals and institutions. SMAM's principal executive offices are located at One Financial Center, Boston, Massachusetts 02111.

         The list required by this Item 26 of officers and directors of SMAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SMAM pursuant to the Advisers Act (SEC File No. 801-584).

         Advisors - Smith Affiliated Capital Corp.

         Smith Affiliated Capital Corp. ("SACC") serves as investment advisor to Municipal Bond Investments. SACC has been registered as an investment advisor under the Advisers Act since 1982. SACC provides investment advisory services to individuals and institutions, and is a general partner of, and investment advisor to, a limited partnership primarily investment in municipal bonds. SAW's principal executive offices are located at 880 Third Avenue, New York, New York 10022.

         The list required by this Item 26 of officers and directors of SACC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SACC pursuant to the Advisers Act (SEC File No. 801-17037).

         Advisors - Utendahl Capital Management CFI

         Utendahl Capital Management CFI ("Utendahl") serves as investment advisor to Mortgage Backed Investments and Multi-Sector Fixed Income Investments. Utendahl has been registered as an investment advisor under the Advisers Act since 1984. Utendahl serves as an investment advisor to institutions. Utendahl's principal executive offices are located at 201 East Pine Street, Suite 600, Orlando, Florida 32801.

         The list required by this Item 26 of officers and directors of Utendahl, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Utendahl pursuant to the Advisers Act (SEC File No. 801-24775).

         Advisors - Western Asset Management Company

         Western Asset Management Company ("Western") serves as investment advisor to Long-Term Bond Investments and Multi-Sector Fixed Income Investments. Western has been registered as an investment advisor under the Advisers Act since 1971. Western serves as an investment advisor to institutions and retail clients. Western's principal executive offices are located at 117 East Colorado Blvd., Pasadena, CA 91105.

         The list required by this Item 26 of officers and directors of Western, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Western pursuant to the Advisers Act (SEC File No. 801-8162).

         Advisors - Pacific Investment Management Company

         Pacific Investment Management Company ("PIMCO") serves as an investment advisor to Intermediate Fixed Income Investments. PIMCO has been registered as an investment advisor under the Advisers Act since 1971. PIMCO serves as an investment advisor to institutions and retail clients. PIMCO's principal executive offices are located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

         The list required by this Item 26 of officers and directors of PIMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

         Advisors - Metropolitan West Asset Management LLC

         Metropolitan West Asset Management LLC ("MWAM") serves as an investment advisor to Intermediate Fixed Income Investments and Multi-Sector Fixed Income Investments. MWAM has been registered as an investment advisor under the Advisers Act since 1996. MWAM serves as an investment advisor to institutional clients. MWAM's principal executive offices are located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

         The list required by this Item 26 of officers and directors of MWAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by MWAM pursuant to the Advisers Act (SEC File No. 801-53332).

         Advisors - BlackRock Financial Management, Inc.

         BlackRock Financial Management, Inc. ("BlackRock") serves as an investment advisor to Intermediate Fixed Income Investments. BlackRock has been registered as an investment advisor under the Advisers Act since 1988. BlackRock serves as an investment advisor to institutional and retail clients. BlackRock's principal executive offices are located at 345 Park Avenue, New York, New York 10154.

         The list required by this Item 26 of officers and directors of BlackRock, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BlackRock pursuant to the Advisers Act (SEC File No. 801-48433).

         Advisors - Chartwell Investment Partners

         Chartwell Investment Partners ("Chartwell") serves as investment advisor to fLArge Capitalization Value Equity Investments. Chartwell has been registered as an investment advisor under the Advisers Act since 1997. Chartwell serves as an investment advisor to institutions. Chartwell's principal executive offices are located at 1235 Westlakes Drive, Suite330, Berwyn, PA 19312.

         The list required by this Item 26 of officers and directors of Chartwell, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Chartwell pursuant to the Advisers Act (SEC File No. 801-54124).

         Advisors - The Boston Company Asset Management LLC

         The Boston Company Asset Management LLC ("TBCAM") serves as co-investment advisor to Large Capitalization Value Equity Investments. TBCAM has been registered as an investment advisor under the Advisers Act since 1970. TBCAM's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

         The list required by this Item 26 of officers and directors of TBCAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TBCAM pursuant to the Advisers Act (SEC File No.801-6829).

         Advisors - Parametric Portfolio Associates, Inc.

         Parametric Portfolio Associates, Inc. ("PPA") serves as co-investment advisor to Large Capitalization Value Equity Investments. PPA has been registered as an investment advisor under the Advisers Act since 1987. PPA provides investment advisory services to a number of individual and institutional clients. PPA's principal executive offices are located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090.

         The list required by this Item 26 of officers and directors of PPA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by PPA pursuant to the Advisers Act (SEC File No. 801-29855).

         Advisors - Barclays Global Fund Advisors

         Barclays Global Fund Advisors ("Barclays") serves as an investment advisor to Large Capitalization Value Equity Investments, Large Capitalization Growth Investments and S&P 500 Index Investments. Barclays is registered as an investment advisor under the Advisers Act. Barclays provides investment advisory services to a number of individual and institutional clients. Barclays' principal executive offices are located at 45 Fremont Street, San Francisco, CA 94105.

         The list required by this Item 26 of officers and directors of Barclays, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Barclays pursuant to the Advisers Act (SEC File No. 801-22609).

         Advisors - TCW Investment Management Company

         TCW Investment Management Company ("TCW") serves as investment advisor to Large Capitalization Growth Investments. TCW is registered as an investment advisor under the Advisers Act. TCW provides investment advisory services to individual and institutional clients. TCW's principal executive offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

         The list required by this Item 26 of officers and directors of TCW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by TCW pursuant to the Advisers Act (SEC File No. 801-44088).

         Advisors - Turner Investment Partners, Inc.

         Turner Investment Partners, Inc. ("Turner") serves as investment advisor to Large Capitalization Growth Investments. Turner has been registered as an investment advisor under the Advisers Act since 1990. Turner provides investment advisory services to individual and institutional clients. Turner's principal executive offices are located at 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312.

         The list required by this Item 26 of officers and directors of Turner, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Turner pursuant to the Advisers Act (SEC File No. 801-36220).

         Advisors - Mellon Capital Management Corporation

         Mellon Capital Management Corporation ("Mellon") serves as an investment advisor to Small Capitalization Value Equity Investments and Small Capitalization Growth Investments. Mellon is registered as an investment advisor under the Advisors Act. Mellon provides investment advisory services to a number of institutional clients. Mellon's principal executive offices are located at 595 Market Street, Suite 3000, San Francisco, CA 94105.

         The list required by this Item 26 of officers and directors of Mellon, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Mellon pursuant to the

Advisers Act (SEC File No. 801-19785).

         Advisors - NFJ Investment Group, Inc.

         NFJ Investment Group, Inc. ("NFJ") serves as co-investment advisor to Small Capitalization Value Equity Investments.
NFJ has been registered as an investment advisor under the Advisors
Act since 1989. NFJ provides investment advisory services to a number of individual and institutional clients. NFJ's principal executive offices are located at 2121 San Jacinto Street, Suite 1440, Dallas, Texas 75201.

         The list required by this Item 26 of officers and directors of NFJ, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-42814).

         Advisors - Rutabaga Capital Management LLC

         Rutabaga Capital Management LLC ("Rutabaga") serves as an investment advisor to Small Capitalization Value Equity Investments. Rutabaga has been registered as an investment advisor under the Advisors Act since 1999. Rutabaga provides investment advisory services to institutional clients. Rutabaga's principal executive offices are located at 2 Oliver Street, Boston, MA 02109.

         The list required by this Item 26 of officers and directors of Rutabaga, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Rutabaga pursuant to the Advisers Act (SEC File No. 801-56233).

         Advisors - Wall Street Associates

         Wall Street Associates ("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. WSA has been registered as an investment advisor under the Advisers Act since 1987. WSA is the investment adviser of various institutional clients. WSA's principal executive offices are located at 1200 Prospect Street, Suite 100, LaJolla, CA 92037.

         The list required by this Item 26 of officers and directors of WSA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by WSA pursuant to the Advisers Act (SEC File No.801-30019).

         Advisors - Westpeak Investment Advisors, LP

         Westpeak Investment Advisors, LP("WSA") will serve as co-investment advisor to Small Capitalization Growth Investments. Westpeak has been registered as an investment advisor under the Advisers Act since 1991. Westpeak is the investment adviser of various institutional clients. Westpeak's principal executive offices are located at 1011 Walnut Street, Suite 400, Boulder, CO 80302.

         The list required by this Item 26 of officers and directors of Westpeak, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Westpeak pursuant to the Advisers Act (SEC File No.801-39554).

         Advisors - Kern Capital Management LLC

         Kern Capital Management LLC ("Kern") serves as an investment advisor to Small Capitalization Growth Investments. Kern has been registered as an investment advisor under the Advisers Act since 1997. Kern is the investment adviser of various institutional and retail clients. Kern's principal executive offices are located at 114 West 47th Street, Suite 1926, New York, NY 10036.

         The list required by this Item 26 of officers and directors of Kern, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Kern pursuant to the Advisers Act (SEC File No.801-54766).

         Advisors - Westfield Capital Management Company

         Westfield Capital Management Company ("Westfield") serves as an investment advisor to Small Capitalization Growth Investments. Westfield is the investment adviser of various institutional clients. Westfield's principal executive offices are located One Financial Center, Boston, MA 02111.

         The list required by this Item 26 of officers and directors of Westfield, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to _____.

         Advisors - Oechsle International Advisors, L.P.

         Oechsle International Advisors, L.P. ("OIA") serves as investment advisor to International Equity Investments. OIA has been registered as an investment advisor under the Advisers Act since 1986. OIA provides investment advisory services to a number of individual and institutional clients. OIA's principal executive offices are located at One International Place, Boston, Massachusetts 02110.

         The list required by this Item 26 of officers and directors of OIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by OIA pursuant to the Advisers Act (SEC File No. 801-28111).

         Advisors - SSgA Funds Management, Inc.

         SSgA Funds Management, Inc. ("SSgA") serves as an investment advisor to International Equity Investments, Emerging Markets Equity Investments and Multi-Strategy Market Neutral Investments. SSgA provides investment advisory services to a number of individual and institutional clients. SSgA's principal executive offices are located at Two International Place, Boston, Massachusetts 02110.

         The list required by this Item 26 of officers and directors of SSgA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to _____.

         Advisors - Julius Baer Investment Management Inc.

         Julius Baer Investment Management Inc. ("JBIM") serves as investment advisor to International Fixed Income Investments. JBIM has been registered as an investment advisor under the Advisers Act since 1984. Directly and through Julius Baer Securities Inc., JBIM provides investment advisory services to a wide variety of individual and institutional clients, including registered investment companies. JBIM's principal executive offices are located at 330 Madison Avenue, New York, New York 10017.

         The list required by this Item 26 of officers and directors of JBIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by JBIM pursuant to the Advisers Act (SEC File No. 801-18766).

         Advisors - Baring Asset Management, Inc.

         Baring Asset Management, Inc. ("Baring") serves as an investment advisor to Emerging Markets Equity Investments. Baring has been registered as an investment advisor under the Advisers Act since 1967. Baring is the investment adviser of various institutional clients. Baring's principal executive offices are located at 125 High Street, Boston, MA 02110.

         The list required by this Item 26 of officers and directors of Baring, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Baring pursuant to the Advisers Act (SEC File No.801-4611).

         Advisors - Foreign & Colonial Emerging Markets Ltd.

         Foreign & Colonial Emerging Markets Ltd. ("F&C") serves as an investment advisor to Emerging Markets Equity Investments. F&C has been registered as an investment advisor under the Advisers Act since 1987. Baring is the investment adviser of various institutional clients. F&C's principal executive offices are located at 8th Floor, Exchange House, Primrose Street, London EC2A 2NY England.

         The list required by this Item 26 of officers and directors of F&C, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by F&C pursuant to the Advisers Act (SEC File No.801-44724).

         Advisors - Alliance Capital Management L.P.

         Alliance Capital Management L.P. ("Alliance") will serve as investment advisor to High Yield Investments and Large Capitalization Value

Equity Investments. Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance is the investment adviser of various institutional and individual clients. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, New York .

         The list required by this Item 26 of officers and directors of Alliance, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Alliance pursuant to the Advisers Act (SEC File No.801-32361).

         Advisors - Laurel Capital Advisors, LLP

         Laurel Capital Advisors, LLP ("Laurel") serves as an investment advisor to Balanced Investments. Laurel has been registered as an investment advisor under the Advisers Act since 1990. Laurel is the investment adviser of various institutional and individual clients. Babson's principal executive offices are located at One Mellon Bank Center, Suite 151-3925, Pittsburgh, PA 15258.

         The list required by this Item 26 of officers and directors of Laurel, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Laurel pursuant to the Advisers Act (SEC File No.801-37598).

         Advisors - Seix Investment Advisors

         Seix Investment Advisors ("Seix") serve as an investment advisor to Balanced Investments. Seix has been registered as an investment advisor under the Advisers Act since 1992. Seix is the investment adviser of various institutional clients. Seix's principal executive offices are located at 300 Tice Blvd., Woodcliff Lake, NJ 07675.

         The list required by this Item 26 of officers and directors of Seix, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Seix pursuant to the Advisers Act (SEC File No.801-42070).

         Advisors - Pegasus Investments, Inc.

         Pegasus Investments, Inc. ("Pegasus") serves as an investment advisor to Multi-Strategy Market Neutral Investments. Pegasus has been registered as an investment advisor under the Advisers Act since 1999. Pegasus is the investment adviser of various institutional clients. Pegasus's principal executive offices are located at One Boston Place, Boston, Massachusetts 02108.

         The list required by this Item 26 of officers and directors of Pegasus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Pegasus pursuant to the Advisers Act (SEC File No.801-___).

         Advisors - Calamos Asset Management

         Calamos Asset Management ("Calamos") serves as an investment advisor to Multi-Strategy Market Neutral Investments. Calamos has been registered as an investment advisor under the Advisers Act since 1977. Pegasus is the investment adviser of various retail and institutional clients. Calamos's principal executive offices are located at 1111 East Warrenville Road, Naperville, Illinois 60563.

         The list required by this Item 26 of officers and directors of Calamos, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedule A and D of Form ADV filed by Calamos pursuant to the Advisers Act (SEC File No.801-29688).

Item 27. Principal Underwriters

(a)


Salomon Smith Barney, Inc., ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Smith Barney Investment Series (formerly Concert Investment Series),Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc. (formerly Smith Barney Concert Allocation Series Inc.), Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

In addition, Salomon Smith Barney is also the distributor for the following Salomon Brothers Funds: Salomon Brothers Opportunity Fund Inc., Salomon Brothers Investors value Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Institutional Series Funds Inc., Salomon Brothers Variable Series Funds Inc. and SSB Citi Funds Inc.

In addition, Salomon Smith Barney is also the distributor for the CitiFunds Multi-State Tax Free Trust, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Tax Free Reserves and CitiFunds Trust III.

In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Salomon Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

(c) Not applicable.

Item 28. Location of Accounts and Records

         Consulting Group Capital Markets Funds
         222 Delaware Avenue
         Wilmington, Delaware  19801

         Smith Barney Fund Management LLC
         7 World Trade Center, 39th Floor
         New York, New York 10048

         PFPC Trust Co.
         8800 Tinicum Boulevard
         Philadelphia, PA  19153

         The Chase Manhattan Bank
         Chase MetroTech Center
         Brooklyn, NY  11245

         Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York  10013
         and
         125 Broad Street
         New York, New York 10004

         Citi Fiduciary Trust Company
         125 Broad Street
         New York, New York 10004

         PFPC Global Fund Services
         P. O. Box 9699
         Providence, RI 02940-9699


Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

         Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the"1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, this Post-Effective Amendment, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 26th day of December 2001.

CONSULTING GROUP CAPITAL MARKETS FUNDS

BY /s/ Heath B. McLendon
      (Heath B. McLendon, Chief Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signature                              Title                                      Date
         ---------                              -----                                      ----
/s/ Heath B. McLendon           Trustee and Chairman of the Board                    December 26, 2001
    Heath B. McLendon           (Chief Executive Officer)

/s/ Lewis E. Daidone            Senior Vice President and Treasurer                  December 26, 2001
    Lewis E. Daidone            (Chief Financial and Accounting Officer)

/s/ Walter E. Auch, Sr.*        Trustee                                              December 26, 2001
    Walter E. Auch, Sr.,

/s/ H. John Ellis**             Trustee                                              December 26, 2001
    H. John Ellis,

/s/ Armon E. Kamesar            Trustee                                              December 26, 2001
    Armon E. Kamesar,

/s/ Martin Brody*               Trustee,                                             December 26, 2001
    Martin Brody,

/s/ Stephen E. Kaufman*         Trustee,                                             December 26, 2001
    Stephen E. Kaufman,

* Signed pursuant to power of attorney filed October 29, 1993 as an exhibit to Post-Effective Amendment No. 3.

** Signed pursuant to power of attorney dated July 26, 2000 filed as an exhibit to Post-Effective Amendment No. 30.

/s/ Heath B. McLendon
    Heath B. McLendon                                         December 26, 2001

EXHIBIT INDEX

Exhibit No.      Exhibit
-----------      -------

(j)              Auditor's Consent